File No. 333-101231

File No. 811-21254

Securities and Exchange Commission

Washington, D.C. 20549

Form N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 22

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 23

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

(Name of Depositor)

1700 Farnam St.

Omaha, NE 68102

(Address of the Depositor’s Principal Executive Office)

1-877-664-3332

(Depositor’s Telephone Number, including Area Code)

Lynn L. Espeland, Esq.

1700 Farnam St.

Omaha, Nebraska 68102

402-271-7223

(Name and Address of Agent for Service of Process)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Eversheds Sutherland (US) LLP

700 Sixth St., NW, Suite 700

Washington, DC 20001-3980

202-383-0660

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

Securities being offered: Individual Flexible Premium Deferred Variable Annuity Certificates

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMENLIFE VARIABLE ANNUITY

PROSPECTUS

May 1, 2021

Please direct transaction requests, claim forms, payments and other correspondence and notices as follows

Transaction Type	Direct or Send to
Telephone Transaction	1-877-664-3332
All payments made by check, and all claims, correspondence and notices	WoodmenLife, 1700 Farnam Street, Omaha, NE 68102

For - The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World Life Insurance Society, a fraternal benefit society (“WoodmenLife”).

The Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The Certificate provides a free look period of at least ten (10) days during which you may cancel the Certificate without penalty or surrender charges.

The Certificate owner (“you” or “your”) may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the WoodmenLife Variable Annuity Account, each of which invests in one of the following funds:

AMERICAN FUNDS INSURANCE SERIES

Global Growth Fund, Class 2

Global Small Capitalization Fund, Class 2

Growth Fund, Class 2

Capital World Growth and Income Fund,* Class 2 (formerly Global Growth and Income Fund)

Growth-Income Fund, Class 2

International Growth and Income Fund, Class 2

Asset Allocation Fund, Class 2

FIDELITY® VARIABLE INSURANCE PRODUCTS

Fidelity® VIP ContrafundSM Portfolio, Service Class

Fidelity® VIP Equity-Income PortfolioSM, Service Class

Fidelity® VIP Growth Portfolio, Service Class

Fidelity® VIP Growth & Income Portfolio, Service Class

Fidelity® VIP Government Money Market Portfolio, Service Class

Fidelity® VIP Overseas Portfolio, Service Class

CALVERT VARIABLE PRODUCTS, INC.

Calvert VP S&P 500 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio, Class I

Calvert VP Russell 2000 Small Cap Index Portfolio, Class I

Calvert VP Nasdaq100 Index Portfolio, Class I

Calvert VP Investment Grade Bond Index Portfolio, Class I

Prospectus 1

Calvert VP EAFE International Index Portfolio, Class I

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Income VIP Fund, Class 2

Franklin Mutual Global Discovery VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Strategic Income VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio Administrative Class

PIMCO Low Duration Portfolio Administrative Class

The accompanying prospectuses for each of the above describe their investment objectives and risks.

WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS.

This prospectus describes the variable account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. More information about WoodmenLife, the variable account and this Certificate is available in the Statement of Additional Information (SAI) dated May 1, 2021. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing WoodmenLife at its Home Office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. For the fund options, you also should receive separate prospectuses. Please read them carefully and keep them for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Prospectus 2

Prospectus 3

(continued)

Prospectus 4

(continued)

Page
EFFECT OF STATE LAWS	51
LEGAL PROCEEDINGS	51
FINANCIAL STATEMENTS	51

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	51

Prospectus 5

FOR PURPOSES OF THIS PROSPECTUS, “WOODMENLIFE,” “WE,” “US” OR “OUR” MEANS WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. “YOU” AND “YOUR” REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account or Variable Account: WoodmenLife Variable Annuity Account, a separate investment account established under Nebraska law. The account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended.

Accumulated Value: The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the Death Benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date: The date on which the annuity payments are to begin. After the first Certificate Anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday.

Beneficiary: The person (or persons) to whom we pay the death proceeds, i.e., the Death Benefit or Surrender Value, upon the death of the annuitant or owner, respectively.

Business Day: Each day the New York Stock Exchange is open for trading except during: (1) any period when trading on the New York Stock Exchange is restricted or the SEC determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the SEC may permit for the protection of security holders of a Fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively (see “Valuation Date”).

Certificate: The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the Effective Date.

Certificate Anniversary: The same calendar date in each Certificate Year as the Effective Date.

Certificate Year: The 12-month period ending on the Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit: The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

Prospectus 6

Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account: Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds: The mutual funds available under the Certificate. A specific Fund corresponds to each subaccount of the variable account. Each of the Funds is referred to as a “Fund.”

Good Order: An instruction that is received by WoodmenLife that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that WoodmenLife does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Certificate, a fund transfer request, or a death benefit claim must be in good order.

Home Office: Our Home Office address is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. Our toll-free telephone number is 1-877-664-3332. Our hours are Monday through Friday from 8:00 a.m. – 4:30 p.m. Central Time. Our website is www.woodmenlife.org.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan.

Owner: Person or persons entitled to exercise the Certificate’s rights and privileges.

Payee: The person named to receive payments under any settlement option contract issued whenever certificate benefits are applied to a settlement option.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a) and 403(b), as well as 408 or 408A of the Code, including IRAs, Roth IRAs, SEP IRAs, and SIMPLE IRAs.

Registered Representative: An individual who is licensed to sell securities.

Required Minimum Distribution (“RMD”): In general, a minimum amount that the IRS requires to be withdrawn from certain Qualified Certificates each year. RMDs generally must begin no later than April 1st of the calendar year after the account holder reaches age 72 (70 1⁄2 for individuals who reached that age before January 1, 2020). RMD rules also apply to death benefits. These rules are established by the IRS.

SEC: The Securities and Exchange Commission.

Subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of a fund not affiliated with WoodmenLife. WoodmenLife selects groups of funds for Certificates generally from which you may choose to invest.

Subaccount Unit: A unit used in valuing a subaccount.

Surrender: Termination of the Certificate upon payment of applicable fees, if any.

Prospectus 7

Surrender Value: The Accumulated Value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired, or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date: Any day that both the New York Stock Exchange and WoodmenLife are open for business.

Valuation Period: The period of time from the end of one valuation date to the end of the next valuation date.

Withdrawal: Any receipt of less than the Surrender Value of a Certificate.

FEE AND EXPENSE TABLES

The following fee and expense tables describe the fees and expenses that you may incur as a Certificate owner, including those fees you will pay when buying, owning and surrendering the Certificate and transferring cash value between investment options.

These tables are intended to help you to understand the various costs and expenses under the Certificate. Currently, none of the Certificates we sell are subject to state premium taxes. The tables reflect expenses for both the variable account and the Funds. For a complete discussion of Certificate costs and expenses, see “Certificate Fees & Charges.” For more information regarding the expenses of the Funds, see the applicable Fund prospectus.

No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% of the Accumulated Value existing at the time you made the first withdrawal in any one Certificate Year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years. See the table below.

Prospectus 8

CERTIFICATE OWNER TRANSACTION EXPENSES

Deferred Sales Charge (Surrender Charge)

(As a percentage of the amount withdrawn or surrendered (see “Certificate Fees & Charges”))*

Premium Year	Annuitant Issue Age
	0-60**	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*

In each Certificate Year, you can make, without incurring a surrender charge, withdrawals of up to 10% of the Accumulated Value existing at the time you make the first withdrawal in that Certificate Year.

**	Applies to all ages in Connecticut.

Transfer Fee......$25 on transfers in excess of twelve (12) in any Certificate Year

PERIODIC CHARGES OTHER THAN FUND EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, excluding any Fund fees and expenses.

Annual Certificate Fee	Current Fee: $30 (Maximum Fee: $45)
(this fee applies only to Certificates with a variable account value of less than $50,000)

Variable Account Annual Expenses

Mortality & Expense Risk Charges	1.25% (maximum 1.40%)*
(as a percentage of average variable account value)
Administrative Charge	None
Total Variable Account Annual Expenses.	1.25% (maximum 1.40%)

*

All current and new accounts are charged a 1.25% Mortality & Expense Risk Charge. However, WoodmenLife has a contractual right to increase or decrease this charge, but may not increase this charge to greater than a maximum of 1.40%.

Prospectus 9

RANGE OF ANNUAL FUND OPERATING EXPENSES

The next table shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2020 (before any fee waiver or expense reimbursement). Expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Minimum	0.28%
Maximum	1.53%

EXAMPLE

This example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate owner transaction expenses, certificate fees, separate account annual expenses, and Fund fees and expenses. The example assumes that you invest $10,000 in the Certificate for the time periods indicated and that the maximum annual certificate fee of $45 is assessed, as well as the maximum 1.40% mortality and expense risk charges. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$968	$1,480	$2,012	$3,611

(2) If you annuitize your Certificate (option 1 or 2, described on page 30) at the end of the applicable time period:

1 year	3 years	5 years	10 years
$968	$988	$1,700	$3,566

(3) If you do not surrender your Certificate:

1 year	3 years	5 years	10 years
$295	$988	$1,700	$3,566

The examples above should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

Condensed Financial Information for the subaccounts available under the Certificate is set forth in “Appendix—Condensed Financial Information” to this prospectus.

Prospectus 10

WOODMENLIFE VARIABLE ANNUITY SUMMARY

THE CERTIFICATE

This Certificate is an individual flexible premium deferred variable annuity issued by WoodmenLife, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You may pay premium payments of as little as $50. If you are eligible, you may open certain retirement accounts without an initial payment or minimum amount or minimum subsequent premium payment.

A Certificate may not be available for purchase in all states.

FEES AND EXPENSES

If your Certificate’s variable account value as of a Certificate Anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee is subject to change, but cannot exceed $45 and is assessed on the Certificate Anniversary and upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if you withdraw a premium payment before it has been invested seven (7) years. The surrender charge is based upon the lower of either premiums paid or fair market value. However, you may make free withdrawals of up to 10% of the Accumulated Value of your Certificate during a Certificate Year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, the value of each variable subaccount will be reduced by the expenses of its underlying Fund, including management fees, any distribution and/or service (12b-1) fees, and other expenses. These charges and underlying Fund expenses do not apply to the fixed account.

FREE LOOK PERIOD

Your Certificate provides for a free look period of at least ten (10) days (or whatever longer time may be required by state law), which begins on the day you receive your Certificate. During this time, you may return your Certificate for a refund. Upon cancellation, the Certificate will be deemed void as of the Effective Date and you will receive your Accumulated Value (or your premiums, if greater) as of the date we receive your Certificate and cancellation request, in good order, at our Home Office. The amount of your refund may differ if your Certificate is an IRA. (See “YOUR CERTIFICATE—FREE LOOK PERIOD.”)

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the Certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the Certificate’s value to the plan participant. If you take a withdrawal from or surrender the Certificate before attaining age 59 1⁄2, you may be subject to a 10% premature distribution federal income tax penalty in addition to any state and federal income taxes you may owe.

Prospectus 11

TRANSFERS

You may transfer all or a part of your Certificate’s value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each Certificate Year. Following the 12th transfer, each transfer thereafter will result in a $25 charge (exchange fee). We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each Certificate Year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. Distributions, including annuity payments, may be taxable. All amounts includable in income with respect to the Certificate are taxed as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1⁄2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.

•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information, see “Federal Tax Matters.”)

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is a better investment for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure that you understand the tax consequences, as not all exchanges will be tax-free. Tax-free treatment is only applicable to certain exchanges involving life insurance and annuity contracts. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender. Likewise, if you sell or redeem mutual funds and then use the proceeds to buy the Certificate, you may have to pay taxes on the sale or redemption.

Even though you may fund some types of retirement plans with the Certificate, including an Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, and Roth IRA, these plans also provide tax deferral. You should carefully consider the costs and benefits of the Certificate (including settlement options) before purchasing the Certificate to fund these plans, because the retirement plan arrangement itself provides for tax-deferred growth.

WOODMENLIFE

Our organization’s legal name is Woodmen of the World Life Insurance Society, and our Home Office is located at 1700 Farnam Street, Omaha, NE 68102. WoodmenLife, founded in Nebraska in 1890, is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and

Prospectus 12

conducting business solely for the benefit of our members and their beneficiaries and not for profit. WoodmenLife operates on the lodge system based on chapters and has a representative form of government. WoodmenLife currently has approximately 640,000 members and 870 adult and youth chapters. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in every state (except New York) and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.

We legally own the account’s assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account’s assets are available to cover our general debts and liabilities only when the account’s assets exceed its liabilities. We may transfer assets that exceed the account’s reserves and liabilities to our general account. All obligations arising under the Certificates are our general corporate obligations.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have several subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Each of the Funds was formed for use in insurance company separate accounts, and is registered with the SEC as an open-end management investment company or a series thereof. Each Fund has its own investment objective, risks and expenses that impact its respective income and losses. The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser or investment sub-adviser. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics.

We have stated below the investment objective of each Fund. There is no assurance that any Fund will meet its objective. You should also read the current prospectus for each Fund, which precedes or accompanies this prospectus, for more detailed information, including a description of risks and expenses for each Fund. If you received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

AMERICAN FUNDS INSURANCE SERIES®

Capital Research and Management CompanySM serves as the investment adviser to the following Funds. The investment adviser uses a system of multiple portfolio managers in managing each Fund’s assets. Under this approach, the portfolio of each Fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

Global Growth Fund, Class 2

This Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which the case the fund would invest at least 30% of its net assets in issuers outside the United States).

Prospectus 13

Global Small Capitalization Fund, Class 2

This Fund seeks to provide long-term growth of capital. Normally, this Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities of companies with small market capitalizations, measured at the time of purchase. The Fund’s holdings of small capitalization stocks may fall below the 80% threshold, however, due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which the case the fund would invest at least 30% of its net assets in issuers outside the United States).

Growth Fund, Class 2

This Fund seeks to provide growth of capital. The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside of the United States.

Capital World Growth and Income Fund, Class 2

This Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in common stocks of well-established companies located around the world many of which have the potential to pay dividends. The Fund invests on a global basis in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances, the Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States including those based in developing countries.

Growth-Income Fund, Class 2

This Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside of the United States.

International Growth and Income Fund, Class 2

This Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of larger, well-established companies domiciled outside of the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside of the United States.

Asset Allocation Fund, Class 2

This Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. In pursuing its investment objective, the Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash. The proportion of equities, debt and money market securities held by the Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

Prospectus 14

The Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside of the United States and up to 5% of its assets in debt securities of issuers domiciled outside of the United States. In addition, the Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser, or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company (FMR) is the manager to the following Funds. Except as noted below, FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Funds.

VIP ContrafundSM Portfolio, Service Class

This Fund seeks long-term capital appreciation. The Fund normally invests primarily in common stocks, including domestic and foreign issuers, and across different market sectors. The Fund may invest in either “growth” stocks or “value” stocks, or both. The Fund invests in securities of companies whose value the adviser believes is not fully recognized by the public.

VIP Equity-Income PortfolioSM, Service Class

This Fund seeks reasonable income; capital appreciation is also a consideration. The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign issuers—primarily, income-producing large-cap “value” stocks. The Fund can also invest in other types of equity securities and debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

VIP Growth Portfolio, Service Class

This Fund seeks capital appreciation. The Fund invests primarily in common stocks, of domestic and foreign issuers, that the adviser believes have above-average growth potential.

VIP Growth & Income Portfolio, Service Class

This Fund seeks high total return through a combination of current income and capital appreciation. The Fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

VIP Overseas Portfolio, Service Class

This Fund seeks long-term growth of capital. Normally, at least 80% of the Fund’s total assets will be invested in non-U.S. securities. The Fund allocates investments across different countries and regions.

Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK), and other investment advisers serve as sub-advisers for the fund.

Prospectus 15

VIP Government Money Market Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

CALVERT VARIABLE PRODUCTS, INC.

Calvert Research and Management serves as the investment adviser to these Funds. With the exception of the Calvert VP EAFE International Index Portfolio, Ameritas Investment Partners, Inc. serves as the sub-adviser to these Funds. Below is a summary of the Calvert Funds, including each Fund’s investment objective and principal investments.

Calvert VP S&P 500 Index Portfolio

This Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index.

Calvert VP S&P MidCap 400 Index Portfolio, Class I

This Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index.

Calvert VP Russell 2000 Small Cap Index Portfolio, Class I

This Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index.

Calvert VP NASDAQ-100 Index Portfolio, Class I

This Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100 Index.

Calvert VP Investment Grade Bond Index Portfolio, Class I

This Fund seeks investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments with economic characteristics similar to the fixed-income securities represented in the Barclays Index.

Prospectus 16

Calvert VP EAFE International Index Portfolio, Class I

This Fund seeks investment results that correspond to the total return performance of common stocks, as represented by the Morgan Stanley Capital International EAFE (Standard) Index. The MSCI EAFE Index emphasizes the stocks of companies in major markets in Europe, Australia, and Asia. The Portfolio will typically invest in common stocks of the companies that compose the MSCI EAFE Index.

“Russell 2000 Index” “S&P 500,” “S&P Mid Cap 400 Index,” “EAFE International Index” and “Nasdaq 100 Index” are trademarks/service marks of the Frank Russell Company, McGraw-Hill, Inc., MSCI, Inc. and The Nasdaq Stock Market, Inc. (the “Trademark Owners”), respectively, and have been licensed for use by Calvert Investments, Inc. The Calvert VP Portfolios bearing the marks are not sponsored, endorsed, sold or promoted by the Trademark Owners and the Trademark Owners make no representation or warranty, express or implied, regarding the advisability of investing in, and bear no liability with respect to, those Funds.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Advisors, Inc. serves as the investment advisor to the following Funds, except as noted below. Below is a summary of the Franklin Templeton Funds, including each Fund’s investment objective and principal investments.

Franklin Income VIP Fund, Class 2

The Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of equity and debt securities.

Franklin Strategic Income VIP Fund, Class 2

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in debt securities of any maturity.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Franklin Mutual Advisors, LLC serves as the investment advisor for the following Fund.

Franklin Mutual Global Discovery VIP Fund, Class 2

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company LLC (“PIMCO”) serves as investment adviser to these Funds. Below is a summary of the PIMCO Funds, including each Fund’s investment objective and principal investments.

Prospectus 17

PIMCO Real Return Portfolio Administrative Class

This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds of varying maturities—that are issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations—which may be represented by forwards or derivatives (such as options, futures contracts, or swap agreements).

PIMCO Low Duration Portfolio Administrative Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities—including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities—which may be represented by forwards or derivatives (such as options, futures contracts, or swap agreements).

The Funds currently sell shares:

(a) to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

(b) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects you, we may take action on our own.

SELECTION OF FUND SHARES

The Funds offered through the Certificates are selected by WoodmenLife. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Certificate owners. WoodmenLife may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm.

Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Certificates. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, or WoodmenLife may receive 12b-1 fees (fees which may be levied against a mutual fund’s net assets and may be used to pay marketing and shareholder servicing expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

Prospectus 18

YOUR RIGHT TO VOTE FUND SHARES

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see “Voting Rights.”

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of Funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your Certificate without notice and complying with applicable laws.

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we may make any new subaccounts available to you. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your Accumulated Value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

•	operate the account as a management investment company under the 1940 Act;

•	deregister the account under that Act in the event such registration is no longer required; or

•	combine the account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.

Prospectus 19

YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed WoodmenLife Registered Representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. We reserve the right to accept or decline an application for any reason permitted or required by law. If the application is complete and accompanied by the initial premium payment, we will allocate the initial premium payment as described in the next paragraphs within two business days of receiving such payment. If we do not receive the necessary application information, we will retain the initial premium payment for up to five business days while we attempt to obtain the necessary application information. If the application is not complete after five business days, we will inform you of the reason for the delay and return the initial premium payment immediately unless you specifically consent to us retaining it until the application is complete. Once the application is complete, we will allocate the initial premium payment as set forth in the next paragraphs within two business days. The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see “Automatic Premium Payments”). We may waive the minimum amount for subsequent premiums for certain qualified certificates or for certain methods of collecting premiums. Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include, but are not limited to, an employer-sponsored retirement plan.

FREE LOOK PERIOD

Your Certificate provides a “free look” period of at least ten (10) days after you receive your Certificate. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a request to cancel, to us at the Home Office or return the Certificate and your written request to cancel to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the Effective Date and we will promptly refund your Certificate’s Accumulated Value (or your premiums, if greater) as of the date we receive your cancellation, in good order, at our Home Office. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

ALLOCATING YOUR INITIAL PREMIUM

During all or part of your “free look” period, all of your initial premium will be allocated to the government money market subaccount. If the “free look” period for your Certificate is fifteen (15) calendar days or fewer, you will be fully invested in the government money market subaccount for the

Prospectus 20

entire “free look” period. If the “free look” period for your Certificate is longer than 15 calendar days, after the end of 15 calendar days from the Effective Date, we will allocate the Accumulated Value of your Certificate to the subaccount(s) and/or fixed account according to your original allocation instructions.

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set up the automatic payments at the time of your application or later by contacting us at the Home Office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days’ notice to stop or change your allocation for future premiums. Your written notice should be sent to our Home Office and is not considered given until it is received (in good order) there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate, you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the Death Benefit. The annuitant must be a natural person. The beneficiary receives the death proceeds, i.e., the Death Benefit or Surrender Value, if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the Surrender Value of the annuity upon the death of any owner. If the annuitant dies, the beneficiary will receive the Death Benefit. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner’s ability to designate annuitants, beneficiaries and payees, and may also limit an owner’s ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see “Federal Tax Matters, Taxation of Withdrawals, Assignments, Pledges or Partial Surrenders”).

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request (in good order) to the Home Office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request (in good order) at the Home Office if no date is designated. A change in beneficiary is only effective if the request is in good order and was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive (in good order) and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse. Under qualified Certificates, for certain non-spouse payees, distributions must be made within ten years of death to avoid adverse tax consequences. (See “Federal Tax Matters.”)

If you have ever signed a marital property agreement with your spouse or former spouse, or lived in a community property state while married, your spouse or former spouse may have rights to the death proceeds/ annuity payments of your Certificate even if you chose not to name your spouse as beneficiary. WoodmenLife is not responsible for determining whether your Certificate or death proceeds/

Prospectus 21

annuity payments are subject to community property laws or a marital property agreement or whether you should obtain spousal consent when naming your beneficiary. WoodmenLife will not be liable for acting in accordance with the designation on file unless we have received a properly documented community property or marital property agreement claim (in good order) prior to paying death proceeds/annuity payments. In the event your designated beneficiary cannot be approved, we may pay any death proceeds due upon either the annuitant’s or owner’s death according to WoodmenLife’s Constitution and Laws.

It is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the adult applicant shall retain control over the Certificate until the youth member reaches the age of majority. The adult applicant/ controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the adult applicant/ controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the adult applicant/controller could have exercised.

TRANSFERRING OWNERSHIP

You may assign your Nonqualified Certificate by sending an assignment request to our Home Office before the annuity starting date. You may not be able to assign a Certificate you control for another person or a Certificate issued in connection with retirement plans. We must receive (in good order) and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments and pledges of a deferred annuity are taxable as a complete distribution (surrender) from the contract and may be subject to the 10% penalty tax. (See “Federal Tax Matters.”) The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan or trustee, the plan may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums in the variable and/or fixed account under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners

Prospectus 22

any increase in the Certificate’s value remains tax-deferred until a distribution is made. Any distributions you take from a Nonqualified Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement contract), any “investment in the contract” in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of non-taxable “investment in the contract” (if there is any) and partially of taxable gain (if there is any). The taxation of distributions from a Qualified Certificate depends on the type of qualified plan and various other factors. (See “Federal Tax Matters.”)

VALUING YOUR CERTIFICATE

We determine the Accumulated Value of your Certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). We credit premium payments to your Certificate based on the subaccount unit values (also referred to as accumulation unit values) next determined after receipt of a premium in good order. Your Certificate’s value during the accumulation period is the total of your values in the variable account and the fixed account. For your initial premium payment, we will allocate the premium in accordance with the paragraphs set forth above. (See “Purchasing a Certificate.”)

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the initial subaccount unit value at $10 ($1 for the initial money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying Fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to your Certificate. The investment experience of the Fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the Fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount’s performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may allocate premium or transfer Accumulated Value in the subaccounts to the fixed account investment option available under the Certificate. The fixed account is part of our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 1% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the Certificate Year. After that period expires, a new rate will be declared for all deposits and will be effective for another Certificate Year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different Certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 1% for any 12-month period.

Prospectus 23

DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it (in good order) at the Home Office. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Registered Representative or from our Home Office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue this plan through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate’s value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our Home Office, in good order, before the close of a valuation date, usually 3:00 p.m. central time, based on the subaccount unit values next calculated on that valuation date. We will process requests we receive (in good order) after the end of a valuation date based on the subaccount unit values next calculated on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or the total value of the subaccount or fixed account, if less) to any subaccount or to the fixed account.

You may make twelve (12) free transfers from one or more subaccounts in each Certificate Year. We will assess a $25 charge for each transfer in excess of 12 in a single Certificate Year, and deduct that charge from the amount of the transfer. Transfers through the asset rebalancing program (described below) or dollar cost averaging plan (described above) do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each Certificate Year. The transfer may not exceed $500 or 25% of the total value of the fixed account at the time of transfer, whichever is greater. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve (12) free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount(s) you have selected.

Prospectus 24

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. (See “Market Timing” below.) In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

ASSET REBALANCING PROGRAM

To maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing, your Accumulated Value is automatically reallocated in accordance with allocation instructions that you provide. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send a written request (in good order) to our Home Office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the Home Office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Before accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is valid only for certain transaction types, and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests from you for surrenders or transfers among subaccounts if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring forms of personal identification before acting upon telephone instructions, recording telephone instructions received from Certificate owners, and providing written confirmation of transactions to Certificate owners. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request (in good order) to our Home Office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a home office associate holding either a Series 6 or 7 and Series 63 licenses of the distributor (Woodmen Financial Services, Inc.) who will also review the account history and any other available relevant information before processing such transaction and submitting it to WoodmenLife. If the associate has reason to believe that any such transaction constitutes an attempt to “market time” to the detriment of other Certificate owners, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

Prospectus 25

MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying Fund. These could result in a Fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the Fund’s shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the WoodmenLife Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless, the possibility may exist.

To protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors to identify potentially harmful activity, including the following:

•	the number of transfers made over a period of time;

•	the length of time between transfers;

•	whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations;

•	the dollar amount(s) requested for transfers; and

•	whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders’ contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals suspected of engaging in market timing will be required to make all future orders through our written process.

Our policies may vary due to differences in operational systems and the size and nature of the underlying Funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, such Fund would be unable to invest effectively in accordance with the particular Fund’s investment objective or policies, or the Fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

We are required to provide to a Fund or its payee certain information about the trading activity of individual Certificate owners. If a Certificate owner is identified by a Fund as violating the frequent trading policies established for the Fund, we will restrict or prohibit further purchases or transfers by that Certificate owner (or persons acting on the Certificate owner’s behalf). You should read the prospectuses of the Funds for details of their ability to refuse or restrict purchases or redemptions of their shares.

Prospectus 26

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying Funds for a discussion of each Fund’s policies and procedures with respect to deterring short term trading and market timing.

INTERNET TRANSACTIONS

We currently offer limited Internet transaction capability to Certificate owners. Certificate owners may make a one-time contribution (not re-occurring), and may also change an address and phone number of record via a secure WoodmenLife website.

BUSINESS DISRUPTION AND CYBERSECURITY RISKS

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption or unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Certificate values. For instance, systems failures and cyberattacks may interfere with our processing of Certificate transactions, impact our ability to calculate subaccount unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Certificate to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Certificate due to disruptions, systems failures or cyberattacks in the future.

We are exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, public health crises and terrorist acts, which could adversely affect our ability to administer the Certificates. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process Certificate transactions or to calculate Certificate values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the Certificates could be impaired.

Prospectus 27

INFORMATION REGARDING THE COVID-19 PANDEMIC

The COVID-19 pandemic has resulted in market volatility and general economic uncertainty. We have implemented our business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from your Accumulated Value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after such a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our Home Office; you may request certain withdrawals by telephone.

You may also surrender your Certificate. Currently, to surrender your Certificate and receive your Surrender Value, you must submit a signed form to our Home Office; you cannot surrender your Certificate by telephone. The surrender will not be processed until we receive your surrender request (in good order) at our Home Office. You may obtain a form by contacting your WoodmenLife Registered Representative or by calling us at 1-877-664-3332.

We must receive a withdrawal request or surrender (in good order) before the close of a valuation date, usually 3:00 p.m. central time, in order to process it based on subaccount unit values next calculated on that valuation date. We will process a withdrawal request or surrender we receive (in good order) after the end of a valuation date based on the subaccount unit values next calculated on the following valuation date.

A withdrawal of Accumulated Value or surrender of a Certificate may require us to withhold amounts for federal income taxes.

We will normally pay you within seven (7) calendar days of receiving your withdrawal request. You will receive the requested amount of Accumulated Value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters cause market disruptions, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or the fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (i.e., the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You generally may not withdraw less than $250 at one time.

As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with Tax Sheltered Annuities (“TSAs”). In addition, after May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from TSAs. Certificates issued in connection with qualified plans under Section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender or withdrawal may be taxable in whole or in part, and may also be subject to a 10% federal income tax penalty if made before you attain age 59 1⁄2. (See “Federal Tax Matters.”)

Prospectus 28

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution from a Certificate to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the Surrender Value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the Death Benefit to the beneficiary when the annuitant dies. The Death Benefit equals the greater of:

•	the Accumulated Value; or

•	the minimum death benefit amount.

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant has attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the Accumulated Value immediately prior to the withdrawal. The minimum death benefit is a guaranteed amount to be paid on the death of the annuitant, regardless of the investment performance of your Certificate.

CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS

The determination of the death benefit will be made on the date we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. No one is entitled to a death benefit until this time. Due proof of death occurs when we receive one of the following at our Home Office:

•	A certified copy of a death certificate; or

•	A certified copy of a court decree reciting a finding of death; or

•	Any other proof satisfactory to us.

A beneficiary may elect to receive a lump sum payment or other method of payment that we may make available, subject to the rules of distribution discussed below. If a beneficiary requests payment of Death Benefit proceeds in a lump sum, we generally will pay the beneficiary within seven (7) calendar days after we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. Death Benefit proceeds are equal to or greater than the minimum value required by law.

Prospectus 29

In the case of a Nonqualified Certificate, if any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner; however, if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Code Section 72(s)(4), such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin no later than one (1) year after the date of the owner’s death.

If the sole beneficiary is the deceased owner’s spouse, as defined by federal law, the surviving spouse may elect to continue the Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

Other distribution rules apply in the case of a Qualified Certificate.

ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time, we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first Certificate Anniversary, you may change this date as you desire but you cannot set a date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday. If your Certificate is a Qualified Certificate, you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

Currently, if you select an annuity payment option, we will transfer your entire Surrender Value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. However, in the future we may change our procedures and allow you to select certain annuity payment options and apply only a portion of your Surrender Value to the option. Your annuity payments will not vary with the performance of the variable account. We will pay the annuity payments to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g., the 3-month payment may not be 3 times the 1-month payment. The surrender charge will be waived for Option 1 and Option 2 as set forth below.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be from zero (0) to twenty (20) years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

Prospectus 30

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for Qualified Certificates.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of one (1) to thirty (30) years.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

•

If a period of at least ten (10) years is selected, the Accumulated Value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

•	If a period of less than ten (10) years is selected, the surrender charge will be applied and the Surrender Value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year cannot be more than 12% of the Accumulated Value. The surrender charge scale will be transferred to the settlement option contract.

DEFAULT: If you do not pick an annuity payment option by the annuity starting date, WoodmenLife will pay the Surrender Value as a single life annuity with a fixed period of ten (10) years payable monthly.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

If your Certificate is a Qualified Certificate, some Annuity Payment Options may not satisfy required minimum distribution rules. In particular, new tax laws require that most non-spouse beneficiaries must receive their entire interest within ten years of the Owner’s death to comply with required minimum distribution rules. (See “Federal Tax Matters”). Consult a tax adviser before electing an Annuity Payment Option.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity payments have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death. Additional restrictions may apply to Qualified Certificates in order to comply with changes in the required minimum distributions rules. (See “Federal Tax Matters”).

Prospectus 31

CERTIFICATE FEES AND CHARGES

SALES CHARGE ON PREMIUM PAYMETNS

You do not pay any front-end sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period, we currently deduct an annual $30 certificate fee. We may change this fee, but will never charge more than $45. This fee is deducted on the anniversary date of each Certificate Year or upon surrender of the Certificate if that is earlier. We deduct the fee from your variable account value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with TSAs. In addition, as of May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, existing Certificates will continue to be subject to the certificate fee.

SURRENDER CHARGE

We may deduct a surrender charge or “backend load”: from any withdrawal of Accumulated Value (including a transfer of Surrender Value to an annuity payment option other than options 1 and 2 after one (1) year); on systematic withdrawals; and in determining Surrender Value upon surrender of a Certificate. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are themselves subject to the surrender charge. The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the withdrawal accordingly.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

Prospectus 32

Premium Year	Annuitant Issue Age
	0-60*	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*	Applies to all ages in Connecticut.

As previously mentioned, WoodmenLife no longer issues Certificates or accepts any additional contributions into existing Certificates issued in connection with TSAs.

Since May 31, 2009, we have continued to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b). To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to roll over their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA). WoodmenLife will share information with your employer regarding the TSA Certificates held under the TSA Plan.

10% FREE WITHDRAWAL

In each Certificate Year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a surrender charge.

TAX PENALTIES

Certain withdrawals and surrenders are subject to federal tax penalties. There may be other restrictions on withdrawals, and surrenders from qualified plans (see “Federal Tax Matters)”.

Prospectus 33

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You can make, free of charge, twelve (12) transfers from subaccounts in each Certificate Year. We may charge $25 for each transfer in excess of twelve (12) in a single Certificate Year.

FUND EXPENSES AND CHARGES

Each Fund deducts management fees and expenses from amounts you have invested in that Fund. The prospectuses for the Funds describe these fees and expenses. These fees and expenses are not charges under the terms of the Certificate, but are reflected in the share values of each Fund.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction imposed by the Fidelity VIP Government Money Market Portfolio.

MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the variable account. We may raise or lower this charge in the future, but the charge will never exceed 1.40%.

Our Mortality Risk

We assume a mortality risk from our obligation to pay the Death Benefit to the beneficiary if the annuitant dies during the accumulation period because the annuitant may die at a time when the minimum death benefit guaranteed by the Certificate is higher than the Accumulated Value of the Certificate. In addition, in the case of a Certificate for which surrender charges remain in effect, the Surrender Value of the Certificate is lower than the Accumulated Value of the Certificate, but the Death Benefit paid on the death of the annuitant is unaffected by the surrender charge. Accordingly, our mortality risk is higher under such a Certificate than it would be under otherwise comparable annuities that reduce the death benefit by a surrender charge.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

Prospectus 34

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

Our Expense Risk

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we cannot raise these fees in excess of what is stated in the Certificate (i.e., maximum $45). Administrative expenses include the costs of processing premiums, annuity payments, withdrawals, surrenders and transfers, as well as the costs of furnishing confirmation notices and periodic reports, calculating the mortality and expense risk charge, preparing voting materials and tax reports, updating the registration statement for the Certificates, and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks under the Certificates, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of: your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the Effective Date of your Certificate. We will not contest the contract.

GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Norris decision and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

Prospectus 35

VOTING RIGHTS

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended—or if the present interpretation of the 1940 Act or any related regulation should change—and as a result we determine that we are permitted to vote the Fund shares in our own right, then we may elect to do so.

You have voting interests with respect to Fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments), you have no interest in the Funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the Fund you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a Fund.

Any Fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any Fund shares that we or our affiliates hold in proportion to the aggregate votes of all shareholders in the Fund. Please note that the effect of proportional voting is that a small number of Certificate owners may control the outcome of a vote. We will send proxy materials, reports and other materials relating to the appropriate Fund to everyone having a voting interest in a subaccount.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the Certificates. Your actual Certificate and any endorsements are the controlling documents. If you lose or misplace your Certificate and any endorsements, contact our Home Office.

SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that your premiums would be credited. We do not anticipate any surplus refunds.

Subject to applicable law, if our general account reserves should become impaired (i.e., insufficient, under certain circumstances, to cover our obligations) our board of directors may require Certificate owners to make additional payments. If such payments are not made, the amount of such payments will be treated as a debt against the Certificate that accrues interest at 5% per year. No personal liability will attach to a Certificate owner; but you may recognize taxable income on the amount of such “debt.”

Prospectus 36

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the Accumulated Value of your Certificate as of a date not more than two months before the date of mailing, as well as any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. Any errors should be reported to us as soon as possible, preferably within sixty (60)  days of your receipt of a confirmation or report.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the valuation date it is actually received at our Home Office in proper form (i.e., in good order). If we receive any such premium, request or other communication after the end of a valuation date (usually 3:00 pm central time), or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed twenty-one (21) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any Surrender Value within seven (7) days after we receive your request at our Home Office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading, other than customary weekend and holiday closings, or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the SEC or other legally authorized authority order permits or orders the delay.

In addition, if, pursuant to SEC rules, any money market fund portfolio suspends payment of redemption proceeds (in connection with a liquidation of the Fund or due to Fund liquidity levels) then we will delay payment of any transfer, withdrawal, surrender, or death benefit from the corresponding subaccount until the Fund pays redemption proceeds.

We may also postpone transfers and allocations of Accumulated Value among the subaccounts and the fixed account under these circumstances. We may delay payment of any Surrender Value from the fixed account for up to six (6) months after we receive a request at our Home Office.

In addition, if mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our Home Office. The address for the Home Office is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

Prospectus 37

FEDERAL TAX MATTERS

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations (the “Regulations”), judicial decisions and Internal Revenue Service (“IRS”) rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMENLIFE

Federal Tax Status

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the variable accounts supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the variable accounts or to us, or to both.

Taxation of Variable Accounts

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the variable account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from variable account investments are not income to the issuer until you withdraw the money, so long as the Certificates and the variable accounts meet certain requirements. Because the Certificates and the variable accounts are expected to meet such requirements, as well as our status as an Internal Revenue Code Section 501(c)(8) organization, we anticipate no tax liability resulting from the Certificates until withdrawal and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the variable accounts. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the variable accounts or our tax-exempt status.

Prospectus 38

STATUS OF CERTIFICATES AS ANNUITIES

A Nonqualified Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

•	the Certificate must be owned by an individual (or an individual must be treated as the owner for tax purposes);

•	variable account investments must be “adequately diversified;”

•	we, rather than you, must be considered the owner of variable account assets for federal tax purposes;

•	annuity payments must appropriately amortize premium payments and Certificate earnings;

•

if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

•

if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such owner, subject to certain exceptions.

Other rules may apply to Qualified Certificates.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Nonqualified Certificates held by “non-natural persons,” such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this general rule include:

•	certain Certificates acquired by a decedent’s estate by reason of the death of a decedent;

•	certain Certificates issued in connection with a qualified retirement plan (see “Qualified Plans”);

•	certain Certificates used with structured settlement agreements; and

•	certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For a Nonqualified Certificate to be treated as an annuity for federal income tax purposes, variable account investments supporting the Certificate must be “adequately diversified.” The Code and Regulations prescribe standards for adequately diversifying variable account investments. If the variable accounts supporting a Certificate fail to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner’s income that year for federal tax purposes.

Prospectus 39

Although the investments of the subaccounts of the variable account are controlled by managers of the Fund corresponding to each subaccount of the variable account, we expect that each subaccount will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the owner of a non-qualified annuity contract may, for federal tax purposes, be considered the owner of the assets of the variable account supporting the annuity. In those circumstances, income and gains from variable account investments are currently includible in the gross income of the annuity owner. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a variable account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the variable account. To the extent that the law changes on the issue of ownership of variable account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g., 95), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

INCOME TAXATION OF ANNUITIES

The discussion under this “Income Taxation of Annuities” section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as “Qualified Plans”) unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see “Qualified Plans.”

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Prospectus 40

TAXATION OF WITHDRAWALS, ASSIGNMENTS AND PLEDGES

Cash withdrawals and the value of any part of a Certificate that is pledged or assigned, are taxable as income to the extent that the Accumulated Value of the Certificate immediately before the payment exceeds the “investment in the contract.” This excess is referred to as the “income on the contract.” “Investment in the contract” equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see “Penalty Tax on Premature Distributions”) and be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Surrender Value and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase by the amount included in taxable income by the transferor.

COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are includible in income only to the extent the amount received exceeds the investment in the contract. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

•	payments received on or after the owner reaches age 59 1⁄2;

•	payments received on account of the owner becoming disabled (as defined in the tax law);

•	payments made to a beneficiary on or after the owner’s death or, for non-natural owners, after the primary annuitant’s death;

Prospectus 41

•

payments made as a series of substantially equal periodic payments (at least annually) for the owner’s life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

•

payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, a similar penalty tax, discussed under “Qualified Plans,” applies to Qualified Certificates. You should consult a tax adviser with regard to exceptions from the penalty tax.

AGGREGATION OF CONTRACTS

In certain circumstances, the taxable amount of an annuity payment, withdrawal, or surrender from a non-qualified Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase an immediate annuity at approximately the same time, the IRS may treat the two as one annuity contract. If a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under the Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant’s death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

•	if distributed in a lump sum they are taxed in the same manner as a full surrender, or

•	if distributed under an annuity payment option they are taxed like annuity payments.

Prospectus 42

After the annuity starting date, if a guaranteed period exists under a life contingent annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

•	if received in a lump sum they are includible in income if they exceed the unrecovered investment in the contract at that time; or

•

if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment, nonqualified annuity, and long term care contracts tax-free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and Regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you will not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under “COMPLETE SURRENDER, REDEMPTION OR MATURITY.” If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the contract of the new Certificate at the time of the exchange will be the same as the investment in the contract of the prior contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate. In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to a 10% penalty tax.

There are various circumstances in which a partial exchange followed by receipt of a payment within 180 days of the exchange is unlikely to affect the tax-free treatment of the exchange.

Prospectus 43

If you are considering a policy exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Code Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Code (“Qualified Plans”). As previously noted, such Certificates are referred to herein as “Qualified Certificates.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates generally will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no “investment in the contract” and the total amount received may be taxable. The includible amount is taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

If a Certificate is used with a Qualified Plan, you and the annuitant generally must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Section 401 Qualified Plans and other retirement plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 72 (70 1⁄2 for those obtaining that age before January 1, 2020). In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The Death Benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.

Prospectus 44

Required minimum distribution rules also apply to death benefits under Qualified Certificates. Under IRAs, Roth IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

•	received after you reach age 59 1⁄2;

•	received after your death or because of your disability (as defined in the tax law);

•

made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law); or

•	received in connection with the birth or adoption of a child (up to $5,000).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service.) In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

Individual Retirement Annuities

The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amount contributed and deducted, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be “rolled over” on a tax-deferred basis into an IRA. A Certificate may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

Prospectus 45

Simplified Employee Pensions (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees or “SIMPLE” IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible;

•	“qualified distributions” from a Roth IRA are excludible from income;

•	mandatory distribution rules do not apply before death;

•	a rollover to a Roth IRA must be a “qualified rollover contribution;” and

•	under the Code, special eligibility requirements must be satisfied to make contributions other than by rollover or transfer.

A “qualified rollover contribution” to a Roth IRA can be made from:

•	a Roth IRA;

•	a non-Roth IRA;

•	a “designated Roth account” maintained under a Qualified Plan; or

•	a non-Roth account of a Qualified Plan.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Income limits with respect to your “modified adjusted gross income” apply for purposes of making contributions, other than by rollover or transfer, to a Roth IRA.

Any “qualified distribution,” as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution you have held in a Roth IRA for five (5) years, if the distribution is made:

•	on or after you reach age 59 1⁄2; or

•	to a beneficiary after your death; or

•	because of your disability; or

•	to a first-time homebuyer who meets certain requirements.

Prospectus 46

Section 403(b) Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity contracts (or custodial accounts which hold mutual funds) for them and, subject to certain limitations, to exclude the amount of the purchase payments from gross income. These types of annuity contracts are commonly referred to as “tax-sheltered annuities” (“TSAs”) or “section 403(b) contracts.” Prior to January 1, 2009, you could purchase a Certificate with a special endorsement for use as a section 403(b) annuity contract. In the following discussion, we refer to the Certificates that we issued for use in this manner, as well as annuity contracts issued by other insurers for such use, as “Section 403(b) Contracts.” WoodmenLife no longer issues TSA Certificates and no longer accepts any additional contributions into existing Section 403(b) Contracts.

We will continue to administer existing Section 403(b) Contracts held under an employer’s TSA Plan in accordance with the requirements of section 403(b). WoodmenLife will also share information with your employer regarding the Section 403(b) Contracts held under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of Section 403(b) Contracts, free of any otherwise applicable surrender charges, to:

•	Exchange their Section 403(b) Contracts for other Section 403(b) Contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan; and

•	Roll over their Section 403(b) Contracts to an eligible retirement plan, such as a traditional IRA (or a Roth IRA).

Section 403(b) Contracts must contain restrictions on distributions attributable to:

•	Contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	Earnings on those contributions; and

•	Earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Amounts described in the prior paragraph can be distributed only:

•	If you have reached age 59 1⁄2,

•	If you have had a severance from employment,

•	If you have died or become disabled (within the meaning of the tax law),

•	In the case of hardship (within the meaning of applicable tax law),

•	If the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code, or

•	If the distribution is in connection with the birth or adoption of a child (up to $5,000).

Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b) custodial accounts holding mutual funds may be subject to more stringent restrictions. The foregoing limitations on withdrawals and distributions generally do not apply to a transfer of some or all of the value of a Section 403(b) Contract directly to the issuer of another Section 403(b) Contract or into a Section 403(b) custodial account holding mutual funds.

Prospectus 47

Subject to certain exceptions, the Regulations impose a written plan requirement and an information sharing requirement on Section 403(b) Contracts. Pursuant to these requirements, a rollover to a Section 403(b) Contract from an eligible retirement plan, a transfer to a TSA Plan from another TSA Plan, and the exchange of a Section 403(b) Contract for another Section 403(b) Contract under the same TSA Plan must be permitted under the TSA Plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) Contract and the employer maintaining the TSA Plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) Contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.

We will not accept a rollover, transfer, or exchange into a Section 403(b) Contract.

A rollover, transfer, or exchange from your Section 403(b) Contract with us to another Section 403(b) Contract may be made only if the other Section 403(b) contract is maintained pursuant to a TSA Plan that permits the rollover, transfer or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) Contract, you should consult your tax adviser about the income tax consequences of the proposed transaction.

Corporate and Self-Employed Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any “eligible rollover distribution” from the Certificate will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	minimum distributions required under Section 401(a)(9) of the Code;

•	distributions made as a result of hardship (as defined in the tax law); and

•	certain distributions for life, life expectancy, or for ten (10) years or more that are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution.

Unlike withholding on certain other amounts distributed from a Certificate, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Prospectus 48

Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Under federal tax law, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non- periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

We have the right to modify the Certificate in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status or treatment of any certificate and do not intend the above discussion as tax advice.

Prospectus 49

OTHER INFORMATION

RIGHTS RESERVED BY WOODMENLIFE

We reserve the right to make certain changes to or under the Certificate when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required regulatory approvals. Some examples of such changes are:

•	to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

•	add, delete, combine or modify subaccounts in the variable account;

•	restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the variable account;

•	add, delete or substitute, for the Fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

•	make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation (“WFS”), is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. WFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

WFS Registered Representatives are licensed with FINRA and must also be licensed by state insurance departments to sell the Certificates. Although WFS is currently the sole distributor for the Certificate, we may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

WFS uses us as its paying agent to pay its Registered Representatives commissions and other distribution compensation on the sale of Certificates. This arrangement will not result in any charge to you in addition to the charges already described in this prospectus. We will pay Registered Representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, Registered Representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

Prospectus 50

CERTIFICATE OWNER MAILINGS

When multiple copies of the same disclosure document(s), such as prospectuses, semi-annual and annual shareholder reports, or notices regarding the availability of shareholder reports, are required to be mailed to multiple Certificate owners in the same household, we will mail only one copy of each document to each of those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free 1-877-664-3332 to request individual copies of these documents. Once we receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

EFFECT OF STATE LAWS

Certain provisions of the Certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your Certificate for any variations required by state law.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims that appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of WFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Certificates.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of WoodmenLife as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three (3) years in the period ended December 31, 2020, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information. Likewise, audited financial information for the WoodmenLife Variable Annuity Account as of December 31, 2020, and for the periods indicated in the financial statements, as well as the related Reports of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information.

The financial statements of WoodmenLife and of the Account are included in the Statement of Additional Information. The statutory-basis financial statements of WoodmenLife should be distinguished from the financial statements of the Account, and should be considered only as bearing on WoodmenLife’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

SAI- 2	General Information

SAI- 2	Regulation and Reserves

SAI- 3	Principal Underwriter

Prospectus 51

SAI- 3	Performance Information

SAI- 6	Legal Matters

SAI- 6	Financial Statements

F-1	Financial Statements

Prospectus 52

__________________________

ORDER FORM

Please send me a copy of the most recent Statement of Additional Information

(SAI) for the Individual Flexible Premium Deferred Variable Annuity Certificate.

(Date)

(Name)

(Street Address)

(City) (State) (Zip Code)

Send to WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. You may also make your request by calling toll-free at 1-877-664-3332.

Prospectus 53

Appendix

Condensed Financial Information

The WoodmenLife Variable Annuity Account (the “Account”) commenced operations on July 1, 2003; however, initial premiums were received by the subaccounts at various later times. The information presented below reflects the accumulation unit information for the subaccounts for the last ten (10) fiscal years of the Account, except as follows: for the five Franklin Templeton subaccounts—for the period from January 1, 2014 (the inception date) through December 31, 2020; and for the seven American Funds Insurance Series subaccounts—for the period from January 1, 2015 (the inception date) through December 31, 2020. You should read this information along with the financial statements and notes for WoodmenLife and for the account that are included in the SAI.

The unit value of any subaccount of the account will not generally be the same as the net asset value per share of the corresponding underlying Fund in which that subaccount invests. A reason for this deviation is that each unit value consists of the underlying Fund’s net asset value minus charges to the separate account. In addition, dividends declared by the underlying Fund are reinvested by the subaccount in additional shares of that Fund. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in a subaccount or the separate account does not change as a result of such distributions.

Fidelity® VIP ContrafundSM Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$41.42	$53.36	851,833
2019	$31.91	$41.42	851,609
2018	$34.56	$31.91	815,506
2017	$28.74	$34.56	812,361
2016	$26.96	$28.74	768,222
2015	$27.15	$26.96	760,908
2014	$24.59	$27.15	704,192
2013	$18.98	$24.59	691,570
2012	$16.53	$18.98	604,465
2011	$17.19	$16.53	647,553

Prospectus 54

Fidelity® VIP Equity Income PortfolioSM, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$28.79	$30.30	296,613
2019	$22.90	$28.79	307,950
2018	$25.32	$22.90	296,135
2017	$22.73	$25.32	313,095
2016	$19.52	$22.73	303,383
2015	$20.61	$19.52	304,054
2014	$19.20	$20.61	332,054
2013	$15.19	$19.20	364,387
2012	$13.13	$15.19	322,999
2011	$13.16	$13.13	386,085

Fidelity® VIP Growth Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$39.94	$56.71	375,478
2019	$30.15	$39.94	360,189
2018	$30.61	$30.15	330,344
2017	$22.96	$30.61	317,058
2016	$23.08	$22.96	296,471
2015	$21.83	$23.08	297,836
2014	$19.88	$21.83	268,523
2013	$14.78	$19.88	206,184
2012	$13.07	$14.78	178,180
2011	$13.24	$13.07	179,561

Prospectus 55

Fidelity® VIP Growth & Income Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$30.26	$32.20	466,932
2019	$23.59	$30.26	465,293
2018	$26.27	$23.59	425,300
2017	$22.78	$26.27	423,166
2016	$19.89	$22.78	388,584
2015	$20.63	$19.89	386,870
2014	$18.92	$20.63	407,694
2013	$14.36	$18.92	355,216
2012	$12.28	$14.36	246,000
2011	$12.25	$12.28	255,008

Fidelity® VIP Government Money Market Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$1.01	$1.00	5,272,540
2019	$1.01	$1.01	3,250,997
2018	$1.00	$1.01	2,457,993
2017	$1.01	$1.00	2,741,875
2016	$1.02	$1.01	3,762,618
2015	$1.03	$1.02	3,250,575
2014	$1.05	$1.03	2,807,879
2013	$1.06	$1.05	1,500,217
2012	$1.07	$1.06	1,737,503
2011	$1.09	$1.07	3,855,010

Prospectus 56

Fidelity® VIP Overseas Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$26.22	$29.91	173,542
2019	$20.80	$26.22	196,469
2018	$24.75	$20.80	205,756
2017	$19.26	$24.75	216,227
2016	$20.55	$19.26	255,076
2015	$20.11	$20.55	235,947
2014	$22.17	$20.11	244,368
2013	$17.22	$22.17	259,969
2012	$14.47	$17.22	236,939
2011	$17.64	$14.47	259,045

Calvert VP S&P 500 Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$35.69	$41.64	497,040
2019	$27.56	$35.69	471,486
2018	$29.30	$27.56	413,849
2017	$24.42	$29.30	403,509
2016	$22.16	$24.42	356,153
2015	$22.23	$22.16	313,347
2014	$19.87	$22.23	298,993
2013	$15.26	$19.87	257,294
2012	$13.38	$15.26	186,600
2011	$13.32	$13.38	182,483

Prospectus 57

Calvert VP S&P MidCap 400 Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$40.95	$45.83	294,089
2019	$32.96	$40.95	316,360
2018	$37.64	$32.96	319,086
2017	$32.88	$37.64	342,805
2016	$27.69	$32.88	336,140
2015	$28.81	$27.69	329,594
2014	$26.70	$28.81	334,958
2013	$20.35	$26.70	354,947
2012	$17.57	$20.35	276,605
2011	$18.32	$17.57	295,944

Calvert VP Russell 2000 Small Cap Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$34.32	$40.55	180,518
2019	$27.79	$34.32	175,677
2018	$31.70	$27.79	169,522
2017	$28.06	$31.70	168,777
2016	$23.50	$28.06	165,844
2015	$25.10	$23.50	163,453
2014	$24.40	$25.10	167,483
2013	$17.92	$24.40	200,274
2012	$15.71	$17.92	166,973
2011	$16.85	$15.71	188,550

Prospectus 58

Calvert VP Nasdaq-100 Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$61.93	$90.66	396,997
2019	$45.19	$61.93	383,793
2018	$45.97	$45.19	355,155
2017	$35.17	$45.97	340,964
2016	$33.41	$35.17	294,700
2015	$31.02	$33.41	282,220
2014	$26.47	$31.02	227,267
2013	$19.70	$26.47	183,017
2012	$16.96	$19.70	128,695
2011	$16.73	$16.96	70,229

Calvert VP EAFE International Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$21.60	$22.99	103,212
2019	$18.04	$21.60	89,253
2018	$21.14	$18.04	96,280
2017	$17.16	$21.14	105,881
2016	$17.29	$17.16	105,292
2015	$17.80	$17.29	123,312
2014	$19.26	$17.80	137,361
2013	$16.15	$19.26	143,522
2012	$13.94	$16.15	155,924
2011	$16.12	$13.94	173,432

Prospectus 59

Calvert VP Investment Grade Bond Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$14.90	$15.80	509,273
2019	$13.92	$14.90	237,639
2018	$14.15	$13.92	205,420
2017	$13.85	$14.15	212,233
2016	$13.67	$13.85	204,489
2015	$13.83	$13.67	135,550
2014	$13.22	$13.83	134,244
2013	$13.77	$13.22	167,692
2012	$13.43	$13.77	140,856
2011	$12.51	$13.43	121,019
2010	$11.94	$12.51	121,455

Franklin Income VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$12.52	$12.46	2,238,768
2019	$10.93	$12.52	2,324,769
2018	$11.57	$10.93	1,975,588
2017	$10.68	$11.57	1,769,755
2016	$9.48	$10.68	1,533,368
2015	$10.33	$9.48	1,280,592
2014	$10.00 (inception 1/1/2014)	$10.33	755,114

Franklin Mutual Global Discovery VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$12.70	$11.99	567,225
2019	$10.35	$12.70	616,888
2018	$11.80	$10.35	572,541
2017	$11.00	$11.80	584,719
2016	$9.93	$11.00	583,141
2015	$10.44	$9.93	576,432
2014	$10.00 (inception 1/1/2014)	$10.44	325,560

Prospectus 60

Franklin Rising Dividends VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$16.67	$19.10	1,249,126
2019	$13.07	$16.67	1,300,918
2018	$13.94	$13.07	1,135,387
2017	$11.71	$13.94	1,003,408
2016	$10.22	$11.71	894,055
2015	$10.74	$10.22	758,417
2014	$10.00 (inception 1/1/14)	$10.74	447,623

Franklin Strategic Income VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$10.84	$11.07	1,224,053
2019	$10.16	$10.84	1,178,167
2018	$10.51	$10.16	989,288
2017	$10.18	$10.51	897,780
2016	$9.55	$10.18	718,466
2015	$10.06	$9.55	593,169
2014	$10.00 (inception 1/1/14)	$10.06	340,982

Templeton Global Bond VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$9.86	$9.23	825,816
2019	$9.79	$9.86	804,667
2018	$9.73	$9.79	645,372
2017	$9.66	$9.73	595,424
2016	$9.50	$9.66	537,164
2015	$10.06	$9.50	461,781
2014	$10.00 (inception 1/1/14)	$10.06	267,601

Prospectus 61

PIMCO Real Return Portfolio Administrative Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$15.46	$17.06	770,470
2019	$14.44	$15.46	655,999
2018	$14.96	$14.44	568,675
2017	$14.61	$14.96	594,261
2016	$14.06	$14.61	633,022
2015	$14.64	$14.06	581,383
2014	$14.38	$14.64	633,968
2013	$16.04	$14.38	801,241
2012	$14.93	$16.04	822,419
2011	$13.47	$14.93	456,140

PIMCO Low Duration Portfolio Administrative Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$12.99	$13.22	198,516
2019	$12.65	$12.99	133,261
2018	$12.77	$12.65	142,966
2017	$12.75	$12.77	166,105
2016	$12.74	$12.75	161,193
2015	$12.85	$12.74	147,359
2014	$12.91	$12.85	171,723
2013	$13.09	$12.91	228,375
2012	$12.52	$13.09	123,773
2011	$12.51	$12.52	108,064

Prospectus 62

AMERICAN FUNDS INSURANCE SERIES

Global Growth Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$16.35	$21.07	426,544
2019	$12.24	$16.35	383,334
2018	$13.63	$12.24	309,829
2017	$10.49	$13.63	234,659
2016	$10.56	$10.49	154,182
2015	$10.00 (inception 1/1/2015)	$10.56	111,676

Global Small Capitalization Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$14.24	$18.25	105,388
2019	$10.97	$14.24	106,251
2018	$12.41	$10.97	96,584
2017	$9.98	$12.41	84,768
2016	$9.90	$9.98	68,150
2015	$10.00 (inception 1/1/2015)	$9.90	56,175

Growth Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$18.39	$27.62	1,244,265
2019	$14.24	$18.39	1,050,649
2018	$14.46	$14.24	814,817
2017	$11.41	$14.46	670,673
2016	$10.55	$11.41	492,085
2015	$10.00 (inception 1/1/2015)	$10.55	303,007

Prospectus 63

Capital World Growth and Income Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$14.86	$15.96	313,613
2019	$11.48	$14.86	333,671
2018	$12.86	$11.48	303,249
2017	$10.33	$12.86	244,076
2016	$9.74	$10.33	174,231
2015	$10.00 (inception 1/1/2015)	$9.74	105,086

Growth-Income Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$16.11	$18.07	1,260,632
2019	$12.94	$16.11	1,126,704
2018	$13.34	$12.94	860,206
2017	$11.03	$13.34	609,797
2016	$10.02	$11.03	419,609
2015	$10.00 (inception 1/1/2015)	$10.02	239,099

International Growth and Income Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$12.25	$12.83	141,564
2019	$10.11	$12.25	115,577
2018	$11.53	$10.11	114,093
2017	$9.34	$11.53	76,210
2016	$9.32	$9.34	55,717
2015	$10.00 (inception 1/1/2015)	$9.32	31,452

Prospectus 64

Asset Allocation Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	$14.00	$15.56	1,843,715
2019	$11.70	$14.00	1,201,314
2018	$12.42	$11.70	806,889
2017	$10.82	$12.42	628,808
2016	$10.01	$10.82	406,638
2015	$10.00 (inception 1/1/2015)	$10.01	223,332

Prospectus 65

<WoodmenLife logo>

Woodmen Financial Services, Inc. is the distributor of the WoodmenLife Variable

Annuity and is a wholly owned, indirect subsidiary of: Woodmen of the World Life Insurance Society

1700 Farnam Street, Omaha, NE 68102.

Prospectus 66

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2021

Offered By: Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 2021, for WoodmenLife Variable Annuity Account (the “Separate Account”) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World Life Insurance Society (“WoodmenLife”) is offering to persons eligible for membership in WoodmenLife. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102 or by calling (877) 664-3332.

General Information	SAI - 2
Regulation and Reserves	SAI - 2
Principal Underwriter	SAI - 3
Performance Information	SAI - 3
Legal Matters	SAI - 6
Financial Statements	SAI - 6
Financial Statements	F - 1

SAI - 1

GENERAL INFORMATION

WoodmenLife is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Nebraska. WoodmenLife is a non-profit, non-stock, membership organization licensed to do business in all states except New York. Membership in WoodmenLife is open to all individuals who share its values. WoodmenLife’s members are joined together for insurance, education, and patriotic and volunteer opportunities.

REGULATION AND RESERVES

WoodmenLife is subject to regulation by the Office of the Director of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. WoodmenLife’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may affect the insurance business include federal privacy laws, employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on WoodmenLife would be.

Pursuant to state insurance laws and regulations, WoodmenLife is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if WoodmenLife were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

SAI - 2

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (“WFS”), a wholly owned, indirect subsidiary of WoodmenLife, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and WoodmenLife, on behalf of itself and the Separate Account, are parties. The certificates will be sold through WoodmenLife representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS.

Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, WoodmenLife may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

For the year 2018, WFS received $1,899,009.53 and paid out $1,874,371.40 to its registered representatives. For the year 2019, WFS received $3,262,266.93 and paid $3,118,790.58 to its registered representatives. For the year 2020, WFS received $2,719,950.26 and paid $2,581,326.16 to its registered representatives.

PERFORMANCE INFORMATION

The Separate Account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual return on amounts invested by any particular owner.

Money Market Subaccount - Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount’s yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount’s unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes and income other than investment income, in the accumulation unit value during the seven-day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount’s effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of certificate, withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The 7-day yield and effective 7-day yield for the Money Market Subaccount for the 7 days ended December 31, 2020 were -1.2376% and -1.2302%.

SAI - 3

Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the dividends and interest per accumulation unit earned during the period (i.e. the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the maximum offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi- annual reinvestment of income:

Yield = 2[(((a-b)/cd)+1)6-1]

Where:

a = Net investment income earned during the period by the portfolio attributable to the subaccount.

b = Expenses accrued for the period (net of reimbursements).

c = The average daily number of accumulation units outstanding during the period.

d = The maximum offering price per accumulation unit on the last day of the period.

Standardized and Non-Standardized Average Annual Total Return.

Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T) n =ERV

Where:

P = A hypothetical initial payment of $1,000

T = Average annual total return

n = Number of years

SAI - 4

ERV - Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) and the annual certificate Maintenance Charge (because the average certificate size is generally expected to be less than $50,000). If reflected, these charges would reduce the performance results presented.

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment).

Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula and then expressing that as a percentage:

C = (ERV/P) = 1

Where:

C = Cumulative total return

ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period.

P= A hypothetical initial payment of $1,000

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that

SAI - 5

monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the Separate Account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Morningstar, Inc. and Thomson Reuters Lipper. In addition, each subaccounts performance may be compared in advertisements and sales literature to various benchmarks including but not limited to various Standard & Poor’s, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, Russell Indexes and growth and value subdivisions thereof, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Bloomberg Barclays US Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

LEGAL MATTERS

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Lynn L. Espeland, Esquire.

FINANCIAL STATEMENTS

Ernst and Young, LLP have audited the statutory-basis balance sheets of WoodmenLife as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three (3) years in the period ended December 31, 2020, and the financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2020, and December 31, 2019. The financial statements and schedules have been included in reliance upon reports, given on the authority of the firm as experts in accounting and auditing. The mailing address of Ernst and Young, LLP is Suite 3100, 801 Grand Avenue, Des Moines, IA 50309-2764.

SAI - 6

Financial Statements & Other Financial Information - Statutory Basis

Woodmen of the World Life Insurance Society

Years Ended December 31, 2020, 2019, and 2018
With Report of Independent Auditors

WoodmenLife®

Woodmen of the World Life Insurance Society

Financial Statements – Statutory Basis

Years Ended December 31, 2020, 2019, and 2018

Report of Independent Auditors

The Board of Directors
Woodmen of the World Life Insurance Society

We have audited the accompanying statutory-basis financial statements of Woodmen of the World Life Insurance Society (WoodmenLife), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, WoodmenLife prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Woodmen of the World Life Insurance Society at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Woodmen of the World Life Insurance Society at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 1.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 26, 2021

Woodmen of the World Life Insurance Society

Balance Sheets – Statutory Basis
(Dollars in Thousands)

	December 31
	2020	2019
Admitted assets
Cash and invested assets:
Bonds	$7,242,317	$7,543,846
Common stocks (unaffiliated) (cost $283,967 and $284,790 as of December 31, 2020 and 2019)	489,547	418,620
Common stocks (affiliated) (cost $17,610 and $17,390 as of December 31, 2020 and 2019)	1,098	1,246
Mortgage loans	2,165,560	2,049,737
Properties occupied by WoodmenLife	17,671	18,695
Real estate held for the production of income	51,458	52,958
Properties held for sale	—	453
Certificate loans	135,652	142,754
Cash, cash equivalents and short-term investments	270,656	200,507
Securities lending reinvested collateral assets	72,010	32,381
Derivatives	27,353	1,471
Receivables for securities	437	—
Other invested assets	18,011	9,930
Total cash and invested assets	10,491,770	10,472,598

Accrued investment income	61,212	67,171
Reinsurance balances recoverable	47	1,240
Electronic data processing equipment and other assets	1,020	949
Separate account assets	673,514	559,508

Total admitted assets	$11,227,563	$11,101,466

3

Woodmen of the World Life Insurance Society

Balance Sheets – Statutory Basis
(Dollars in Thousands)

	December 31
	2020	2019
Liabilities and surplus
Liabilities:
Aggregate reserves for certificate and contract liabilities:
Life and annuity reserves	$7,566,863	$7,712,444
Accident and health reserves	58,905	56,774
Liability for deposit-type contracts	864,408	861,417
Certificate and contract claims	72,647	49,842
Other certificateholders’ funds	1,221	1,610
Refunds to members	28,855	34,490
Total aggregate reserves for certificate and contract liabilities	8,592,899	8,716,577
Accrued commissions, general expenses, and taxes	31,328	27,926
Amounts withheld by WoodmenLife as agent or trustee	5,681	3,008
Liability for postretirement benefits	50,077	50,802
Liability for employees’ and fieldworkers’ benefits	13,915	12,616
Asset valuation reserve	130,753	118,744
Payable for securities lending	71,995	32,380
Derivatives	16,215	559
Other liabilities	26,597	13,840
Separate account liabilities	673,514	559,508
Total liabilities	9,612,974	9,535,960
Surplus	1,614,589	1,565,506
Total liabilities and surplus	$11,227,563	$11,101,466

See accompanying notes.

4

Woodmen of the World Life Insurance Society

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2020	2019	2018
Premiums and other revenues:
Life and annuity premiums	$598,914	$772,668	$587,334
Net investment income	382,817	408,790	395,526
Amortization of interest mainenance reserve	2,065	3,170	4,289
Commissions on reinsurance ceded and other income	10,775	16,161	15,677
Other	5,888	6,013	9,152
Total premums and other reserves	1,000,459	1,206,802	1,011,978
Benefits paid or provided:
Life benefits	274,696	234,203	228,319
Annuity benefits	322,076	497,112	378,064
Surrender benefits and withdrawals	244,328	219,693	134,964
Other benefits	46,653	45,762	44,038
Decrease in aggregate reserves for certificates and contracts and other certificateholders’ funds	(148,253)	(125,032)	(59,224)
Total benefits paid or provided	739,500	871,738	726,161
Insurance expenses and other deductions:
General insurance and fraternal expenses	134,377	136,571	121,268
Commissions	48,618	44,714	39,894
Insurance, taxes, licenses, and fees	8,023	7,029	6,449
Separate account transfers, net	22,753	33,734	14,997
Other, net	10,382	9,497	9,719
Total insurance expenses and other deductions	224,153	231,545	192,327
Gain from operations before refunds to members and net realized capital gains	36,806	103,519	93,490
Refunds to members	28,849	35,175	38,501
Net gain from operations before net realized capital gains	7,957	68,344	54,989
Net realized capital gains	4,481	41,706	30,238
Net income	$12,438	$110,050	$85,227

See accompanying notes.

5

Woodmen of the World Life Insurance Society

Statements of  Changes in Surplus – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2020	2019	2018
Balance at beginning of year	$1,565,506	$1,432,173	$1,393,538
Net income	12,438	110,050	85,227
Change in net unrealized capital gains or losses	74,775	69,457	(62,588)
Change in asset valuation reserve	(12,009)	(18,463)	24,802
Change in non-admitted assets	23,998	(39,595)	(24,845)
Change in reserve on account of change in valuation basis (increase) or decrease	(4,803)	—	—
Change in pension liability	(45,316)	11,884	16,039
Total surplus at end of year	$1,614,589	$1,565,506	$1,432,173

See accompanying notes.

6

Woodmen of the World Life Insurance Society

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2020	2019	2018
Operating activities
Premium and annuity considerations	$603,621	$778,620	$596,825
Net investment income received	415,261	429,208	433,293
Other Income	10,774	16,161	15,677
Total cash provided by operations	1,029,656	1,223,989	1,045,795
Benefits paid	(889,648)	(1,009,219)	(810,426)
Net transfers from separate accounts	(24,023)	(35,344)	(14,994)
Commissions and other expenses paid	(210,300)	(201,404)	(181,692)
Refunds paid to members	(34,484)	(38,980)	(42,861)
Total cash used in operations	(1,158,455)	(1,284,947)	(1,049,973)
Net cash used in operating activities	(128,799)	(60,958)	(4,178)
Investing activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,293,097	932,796	712,830
Stocks	55,355	143,134	130,575
Mortgage loans	173,178	255,498	221,080
Real estate	445	9,796	—
Other invested assets	397	454	9
Cash, cash equivalents and short-term investments	—	—	36
Securities lending	32,381	77,156	37,189
Miscellaneous proceeds	8,085	351	232
Total investment proceeds	1,562,938	1,419,185	1,101,951
Cost of investments acquired:
Bonds	(1,000,868)	(995,706)	(739,455)
Common stocks	(46,503)	(41,864)	(45,411)
Mortgage loans	(289,001)	(267,876)	(229,501)
Real estate	(4,444)	(5,347)	(6,647)
Other invested assets	(7,951)	(791)	(8,462)
Securities lending	(72,010)	(32,381)	(77,156)
Miscellaneous applications	(13,865)	(1,170)	—
Total cost of investments acquired	(1,434,642)	(1,345,135)	(1,106,632)
Net decrease in certificate loans	6,572	6,480	3,331
Net cash provided by (used in) investing activities	134,868	80,530	(1,350)
Financing and other miscellaneous activities
Payable for securities lending	39,629	(44,775)	39,967
Other cash used in financing activities and miscellaneous s sources	24,452	44,877	42,583
Net increase in cash, cash equivalents and short- term investments	70,150	19,674	77,022
Cash, cash equivalents and short-term investments at beginning of year	200,507	180,833	103,811
Cash, cash equivalents and short-term investments at end of year	$270,657	$200,507	$180,833

accompanying notes.

7

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands)

December 31, 2020

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society (WoodmenLife) is a nonprofit fraternal benefit society incorporated in the state of Nebraska, exempt from tax under Internal Revenue Code (IRC) Section 501(c)(8).

WoodmenLife operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of WoodmenLife’s premiums are in the family market, resulting in a relatively small average size certificate issued and in force. WoodmenLife markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WFS Holdings, Inc., a wholly owned subsidiary of WoodmenLife, operates as a holding company for subsidiary entities of WoodmenLife. Subsidiary entities include Woodmen Financial Services, Inc. and Woodmen Insurance Agency, Inc.

Woodmen Financial Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., operates as an introducing broker-dealer engaged in the sale of a proprietary variable product (began July 1, 2003) offered by WoodmenLife to its members.

Woodmen Insurance Agency, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by WoodmenLife.

Basis of Presentation

WoodmenLife’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Nebraska Department of Insurance (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles (GAAP).

8

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds are reported at amortized cost or fair value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available for sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value, with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available for sale.

All single class and multi-class mortgage-backed/asset-backed securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other- than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely

9

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in other comprehensive income. Other comprehensive income is a component of unassigned surplus and includes all gains and losses that have yet to be realized in net income as reflected in the Statements of Operations, including unrealized gains and losses on investments.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus as part of the change in the asset valuation reserve (AVR) for statutory purposes, rather than being included as a component of operations, as would be required by GAAP.

The AVR provides a valuation allowance for invested assets. The AVR is determined by NAIC-prescribed formula with changes reflected directly in surplus; AVR is not recognized for GAAP.

10

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations rather than on a gross cost less accumulated depreciation basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for WoodmenLife’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Under a formula determined by the NAIC, WoodmenLife defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

The accounts and operations of WoodmenLife’s subsidiaries are not consolidated with the accounts and operations of WoodmenLife, and WoodmenLife’s share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

The direct and incremental costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as non-admitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest that may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

11

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or morbidity risk consist of premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the balance sheet under GAAP.

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with statutory accounting, which does not accrue for the nonvested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

Use of Estimates in the Preparation of Financial Statements

The preparation of WoodmenLife’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

12

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

Recent Accounting Pronouncements Adopted

A new framework for calculating life insurance policy statutory reserves, referred to as Principle-Based Reserving (PBR), became effective January 1, 2017, with an optional three-year transition period, becoming mandatory on January 1, 2020. It combines company specific assumptions with prescribed rule-based requirements and only applies to life products issued on or after the implementation date. Therefore, the reserve impact will emerge gradually. WoodmenLife adopted PBR on January 1, 2020.

On January 1, 2020, WoodmenLife adopted the new NAIC VM-21 valuation framework for WoodmenLife’s variable annuity certificates. This change resulted in a reserve increase of $4,803. The change in reserve due to a change in valuation basis is reported in the Statement of Changes in Surplus.

Cash, Cash Equivalents and Short-Term Investments

The Company considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments and are valued at amortized cost.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the modified scientific method, and adjusted for other- than-temporary declines in fair value. For the loan-backed securities included in the bond portfolio, the Company uses the retrospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. Prepayment assumptions for publicly traded loan-backed securities are obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. Equity tranche investments in collateralized debt obligations are classified as bonds and are valued based on the prospective adjustment method for the effects of changes in prepayment and default assumptions. Prepayment and default assumptions are obtained from a third-party broker. Common stocks are reported at fair value for unaffiliated companies and adjusted for other-than-temporary declines in fair value. For WoodmenLife’s noninsurance subsidiary, the common stock is carried at the GAAP equity value of the subsidiary.

13

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

Mortgage loans are stated at the unpaid principal balance less any unearned discount. WoodmenLife records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by WoodmenLife and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that WoodmenLife has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances.

Net realized capital gains and losses on investments are determined using the specific identification basis, recorded as of trade date.

The AVR provides a reserve for losses from investments in bonds, common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statutory-basis statements of operations as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities that are amortized into net income over the estimated remaining lives of the investments sold.

WoodmenLife may take positions from time to time in certain derivative instruments to manage the impact of changes in interest rates, the change in equity market values or equity indices on certain certificate liabilities. Financial instruments used for such purposes include options on interest rate swaps, S&P 500 options, and covered equity call options. As of December 31, 2020, $27,353 of purchased S&P 500 options were owned and $16,215 of S&P 500 options were written. As of December 31, 2019, $1,471 of purchased S&P 500 options were owned and $559 of S&P 500 options were written.

Derivative instruments are valued consistently with the accounting treatment of the underlying security. Exchange traded S&P 500 call options are carried a fair value based

14

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued

on values quoted by the exchange. The liability for positions in covered equity calls are also carried at fair value based upon exchange values. The change in market value for options is recorded directly to surplus as a change in unrealized gains and losses.

WoodmenLife’s risk of loss is typically limited to the fair value of the derivative instruments, not the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments.

Securities Lending

In order to generate income and to offset expenses, WoodmenLife lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of WoodmenLife’s total admitted assets. In return for the loaned securities, the borrower provides cash in an amount equal to at least 102% of the current fair value of the loaned securities, including accrued interest. The trust department of a financial institution administers WoodmenLife’s securities lending program. The administrator monitors the adequacy of the cash collateral daily and requires the borrower to provide additional cash collateral in the event the value of the cash collateral falls below 100% of the fair value of the securities on loan. At December 31, 2020 and 2019, the cash collateral received from the borrowers aggregated $71,995 and $32,380, respectively. WoodmenLife has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of WoodmenLife and therefore continue to be carried and accounted for as invested assets. The invested collateral and the liability representing the obligation to return it is also recorded on the balance sheet.

At December 31, 2020 and 2019, the following securities were loaned to broker-dealers and other eligible parties:

	2020			2019
	General Account	Separate Account	Total	General Account	Separate Account	Total
Bonds, at amortized cost	$62,059	$—	$62,059	$29,861	$—	$29,861
Common stocks, at fair value	1,055	—	1,055	—	—	—
Total	$63,114	$—	$63,114	$29,861	$—	$29,861

At December 31, 2020 and 2019, the fair value of the above securities aggregated
$70,453 and $31,618, respectively.

15

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature ofOperations and Significant Accounting Policies (continued)

The contractual maturities of the cash collateral received as of December 31, 2020 are as follows:

	General Account	Separate Account	Total
Cash collateral received – securities lending
Open	$71,995	$—	$71,995
30 days or less	—	—	—
31 to 60 days	—	—	—
61 to 90 days	—	—	—
Greater than 90 days	—	—	—
Sub-total	71,995	—	71,995
Securities received	—	—	—
Total collateral received	$71,995	$—	$71,995

The maturity dates of the reinvested securities lending collateral as of December 31, 2020 are as follows:

	General Account		Separate Account		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Cash collateral reinvested – securities lending
Open	$54	$54	$—	$—	$54	$54
30 days or less	71,956	71,956	—	—	71,956	71,956
31 to 60 days	—	—	—	—	—	—
61 to 90 days	—	—	—	—	—	—
91 to 120 days	—	—	—	—	—	—
121 to 180 days	—	—	—	—	—	—
181 to 365 days	—	—	—	—	—	—
1 to 2 years	—	—	—	—	—	—
2 to 3 years	—	—	—	—	—	—
Greater than 3 years	—	—	—	—	—	—
Sub-total	72,010	72,010	—	—	72,010	72,010
Securities received	—	—	—	—	—	—
Total collateral reinvested	$72,010	$72,010	$—	$—	$72,010	$72,010

16

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

WoodmenLife has a revenue-sharing agreement with the custodian bank, whereby the cash collateral is invested in certain money market and short-term bond funds. Under the arrangement, earnings generated by the investments are shared between WoodmenLife and the custodian bank, thus generating an additional return on the loaned securities. At December 31, 2020 and 2019, this fair value of the money market and short-term bond funds aggregated $72,010 and $32,381, respectively.

	Gross Restricted Current Year								Percentage
	Total General Account G/A	(G/A) Supporting S/A Activity	Total Separate Account (S/A) Restricte d Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/Decrease	Total Current Year Admitted Restricted	Gross Restric ted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$72,010	$—	$—	$—	$72,010	$32,381	$39,629	$72,010	$0.6%	$0.6%
On deposit with states	624	—	—	—	624	623	1	624	0.0%	0.0%
Total restricted assets	$72,634	$—	$—	$—	$72,634	$33,004	$39,630	$72,634	0.6%	0.6%

Reserves for Insurance, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Nebraska Department of Insurance. WoodmenLife waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

17

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

Certificates issued on or after January 1, 2020, use VM-20 reserving methodologies. WoodmenLife’s product categories included under PBR are fixed-premium term certificates, fixed-premium permanent certificates, and universal life with secondary guarantees. The fixed-premium term certificates include base coverages, other insured riders, and child riders. The VM-20 net premium reserves are based on prescribed assumptions and the deterministic and stochastic reserves use prudent estimate assumptions and interest/equity scenarios, as applicable.

Additionally, deferred variable annuity products use VM-21. VM-21 specifies statutory reserve requirements for all variable annuities. The aggregate reserve for contracts falling within the scope of these requirements equal the stochastic reserve plus the additional standard projection amount.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case-basis evaluations. Although considerable variability is inherent in such estimates, WoodmenLife believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Reinsurance

WoodmenLife reinsures certain risks related to a portion of its life and accident and health insurance business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2020 – $19,895; 2019 – $18,719; and 2018 – $17,046) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been

18

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Nature of Operations and Significant Accounting Policies (continued)

reported as reductions of reserves (2020 – $75,753; 2019 – $72,522; and 2018 – $70,683). WoodmenLife received reinsurance recoveries in the amount of $19,748 and $15,049 during 2020 and 2019, respectively. WoodmenLife is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

Separate accounts represent funds related to WoodmenLife’s pension plan liabilities, which are backed by mutual funds, and the WoodmenLife Variable Annuity Account. The separate account assets supporting the contract liabilities are 100% legally insulated from the general account liabilities of WoodmenLife.

As of December 31, 2020 and 2019, the fair value of mutual funds used to back pension plan liabilities was $285,297 and $253,667 respectively. As of December 31, 2020 and 2019, there were no dividends declared.

The remaining assets and liabilities in the separate accounts represent funds for an individual annuity product with a nonguaranteed return and for which the certificate holder, rather than WoodmenLife, bears the investment risk. Separate account assets, which consist of investments in mutual funds and one money market mutual fund, are reported at fair value. Per SSAP 2R the money market mutual fund is accounted for and reported as a cash equivalent beginning in 2017. At December 31, 2020 and 2019, the fair value of these investments was $388,217 and $305,841, respectively.

The statutory-basis statements of operations include the premiums, benefits, and other items arising from operations of the WoodmenLife Variable Annuity Account. Revenues and expenses related to the WoodmenLife Variable Annuity Account, to the extent of benefits paid or provided to the WoodmenLife Variable Annuity Account certificate holders, are excluded from the amounts reported in the accompanying statutory-basis statements of operations. The total assets and liabilities relating to the separate accounts have been shown as a separate line item on the statutory-basis balance sheets.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

19

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Other

Non-admitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the statutory-basis balance sheets through a change to surplus.

One hundred percent of the WoodmenLife’s life contracts are considered to be participating. Refunds to be paid to certificate holders are determined annually by resolution of WoodmenLife’s Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by WoodmenLife. Certificate holders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with WoodmenLife to accumulate interest. An estimated provision has been made for refunds expected to be paid in the following calendar year.

Other admitted assets are valued as prescribed by the Nebraska insurance laws.

Subsequent Events

WoodmenLife has evaluated all events occurring after December 31, 2020 through April 26, 2021, the date the statutory-basis financial statements were available to be issued, to determine whether any event required either recognition or disclosure in the statutory-basis financial statements. No other material subsequent events were noted other than those already disclosed.

20

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2.	Investments

The amortized cost and estimated fair value of bonds and common stocks as of December 31, 2020 and 2019, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2020
Bonds:
United States government and agencies	$131,281	$9,152	$-	$140,433
States and political subdivisions	718,144	28,723	(828)	746,039
Foreign governments	704,502	45,013	(3,389)	746,126
Corporate securities	4,158,318	367,532	(17,343)	4,508,507
Mortgage- and asset-backed securities	1,530,072	140,589	(1,362)	1,669,299
	$7,242,317	$591,009	$(22,922)	$7,810,404

Common stocks:
Unaffiliated	283,967	206,396	(816)	489,547
	$283,967	$206,396	$(816)	$489,547

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2019
Bonds:
United States government and agencies	$164,557	$8,456	$-	$173,013
States and political subdivisions	856,409	18,566	(3,783)	871,192
Foreign governments	727,993	22,573	(853)	749,713
Corporate securities	4,154,434	182,063	(13,598)	4,322,899
Mortgage- and asset-backed securities	1,640,453	62,467	(4,628)	1,698,292
	$7,543,846	$294,125	$(22,862)	$7,815,109

Common stocks
Unaffiliated	284,790	136,300	(2,470)	418,620
	$284,790	$136,300	$(2,470)	$418,620

21

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2020, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Bonds:
US Government	$-	$-	$-	$-	$-	$-
States and political subdivisions	83,819	(828)	-	-	83,819	(828)
Foreign governments	111,896	(3,389)	-	-	111,896	(3,389)
Corporate securities	77,116	(1,701)	62,235	(15,642)	139,351	(17,343)
Mortgage- and asset-backed securities	2,061	(86)	6,243	(1,276)	8,304	(1,362)
Total bonds	$274,892	$(6,004)	$68,478	$(16,918)	$799,450	$(22,922)

Included in the above table are 66 securities from 43 issuers. Approximately 70% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Investment Analysis Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

22

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2019, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Bonds:
US Government	$-	$-	$-	$-	$-	$-
States and political subdivisions	261,575	(3,783)	-	-	261,575	(3,783)
Foreign governments	10,000	(308)	71,523	(545)	81,523	(853)
Corporate securities	113,081	(5,560)	63,734	(8,038)	176,815	(13,598)
Mortgage- and asset-backed securities	33,123	(877)	246,414	(3,751)	279,537	(4,628)
Total bonds	$417,779	$(10,528)	$381,671	$(12,334)	$799,450	$(22,862)

Included in the above table are 106 securities from 55 issuers. Approximately 85% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Investment Analysis Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

23

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

WoodmenLife closely monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. The Company also regularly monitors industry sectors. WoodmenLife considers relevant facts and circumstances in evaluating whether the impairment is other than temporary, including (1) the probability of WoodmenLife collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition and (2) WoodmenLife’s decision to sell a security prior to its maturity at an amount below its carrying amount, or with respect to certain asset backed or structured securities, its ability and intent to hold until recovery to cost or amortized cost. Additionally, financial condition, near-term prospects of the issuer, and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. WoodmenLife will record a charge to the statutory-basis statements of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired. WoodmenLife believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled.

The following table shows gross unrealized losses and fair values of common stocks, aggregated by length of time that individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
December 31, 2020
Stocks:
Common stocks (unaffiliated)	$3,534	$(157)	$3,304	$(659)	$6,838	$(816)
Total	$3,534	$(157)	$3,304	$(659)	$6,838	$(816)

24

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
December 31, 2019
Stocks:
Common stocks (unaffiliated)	$7,371	$(1,076)	$7,683	$(1,394)	$15,054	$(2,470)
Total	$7,371	$(1,076)	$7,683	$(1,394)	$15,054	$(2,470)

WoodmenLife believes the unrealized losses are temporary declines based on its evaluation of current economic conditions and company-specific information and believes that the market value of such securities will return to at least WoodmenLife’s cost in the near term.

The amortized cost and estimated fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Fair Value
Due in one year or less	$286,268	$290,696
Due one through five years	3,008,024	3,230,621
Due five through ten years	1,695,613	1,875,522
Due after ten years	722,340	744,266
Mortgage-backed and other securities without a single maturity date	1,530,072	1,669,299
	$7,242,317	$7,810,404

25

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2020	2019	2018

Bonds	$268,271	$287,635	$280,170
Common stocks	6,508	8,591	9,081
Mortgage loans	94,886	96,531	91,927
Real estate	21,038	21,288	20,675
Certificate loans	10,320	10,862	11,115
Cash, cash equivalents and short-term investments	1,490	4,750	3,371
Other invested assets	399	-	-
Other	1,176	1,386	1,052
	404,088	431,043	417,391
Less investment expenses	(21,271)	(22,253)	(21,865)
	$382,817	$408,790	$395,526

Interest income is recognized on an accrual basis. WoodmenLife does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. Interest income on nonperforming loans generally is recognized on a cash basis. WoodmenLife did not recognize any interest income on impaired loans for the years ended December 31, 2020, 2019, or 2018. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2020, 2019, or 2018. At December 31, 2020 and 2019, the Company excluded investment income due and accrued for investments in default of $281 and $281, respectively, with respect to such practices.

26

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus are summarized as follows:

	Realized			Change in Unrealized
	Year Ended December 31			Year Ended December 31
	2020	2019	2018	2020	2019	2018
Bonds	$(4,177)	$(9,660)	$(2,597)	$-	$-	$-
Preferred stocks (unaffiliated)	-	-	-	-	-	(1,462)
Common stocks (unaffiliated)	8,248	36,759	33,490	71,382	69,477	(60,947)
Common stocks (affiliated)	-	-	-	-	-	-
Mortgage loans	-	-	-	-	-	-
Real estate	(14)	5,282	-	-	-	-
Other invested assets	-	-	-	-	-	-
Securities lending	-	-	-	-	-	-
Derivative instruments	862	(48)	232	3,583	140	(167)
Other invested assets	2		36	(190)	(160)	(12)
Total capital gains(losses)	4,921	32,333	31,161	74,775	69,457	(62,588)
Transferred to (from) interest maintenance reserve	(440)	9,373	(923)	-	-	-
Net capital gains (losses)	$4,481	$41,706	$30,238	$74,775	$69,457	$(62,588)

Results from sales and redemptions of bonds are summarized below:

	Year Ended December 31
	2020	2019	2018

Proceeds	$1,109,346	$708,351	$485,402

Gross Realized Gains	772	841	994

Gross Realized (Losses)	(456)	(10,501)	(326)

Other than temporary impairments	(4,493)	-	(3,265)

27

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Realized capital gains (losses) on common stocks in 2020, 2019, and 2018 included the recognition of OTTIs of $5,213, $3,719 and $0, respectively.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2020 and 2019, 15.6%, or $1,171,275, and 17.5%, or $1,347,566, respectively, of WoodmenLife’s bond portfolio was invested in private placement bonds.

At December 31, 2020 and 2019, bonds and certificates of deposit with a total statement value of $624 and $623, respectively and a fair value of $718 and $730, respectively were on deposit with state insurance departments to satisfy regulatory requirements.

Commercial mortgage loans originated or acquired by WoodmenLife represent its primary area of credit risk exposure. At December 31, 2020 and 2019, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2020	2019		2020	2019
North Central	$543,482	$528,281	Office	$818,167	$832,947
South Atlantic	521,554	494,230	Industrial	770,540	642,946
Pacific	460,832	439,791	Retail	520,617	515,293
Mountain	237,204	213,627	Other	56,236	58,551
Mid-Atlantic	186,955	195,427	Total	$2,165,560	$2,049,737
South Central	193,147	167,790
Other	22,386	10,591
Total	$2,165,560	$2,049,737

28

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The credit quality of commercial mortgage loans for the year ended December 31, 2020, were as follows:

Class CM1	$2,076,276
Class CM2	76,478
Class CM3	12,806
Class CM4	0
Class CM5	0
$2,165,560

The credit quality of the commercial mortgage loan portfolio was determined using the Risk-Based Capital reporting methodology adopted by the NAIC. The model assigns a letter rating (CM-1 through CM-5) to each loan in the portfolio using two common, well- known industry metrics: debt service coverage (DSC) and loan-to-value (LTV). DSC captures specific characteristics of a property, plus the impact of the collateral’s local economy on the property’s net operating income. Thus, both property-specific as well as market risks are reflected through the property’s income and DSC calculation. LTV is periodically updated using an independent industry index for property values.

During 2020, the respective maximum and minimum lending rates for mortgage loans were 4.61% and 3.15%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 70%. At December 31, 2020 and 2019, the Company did not hold any restructured mortgages. During 2020 and 2019, the Company did not reduce interest rates on any mortgages. In 2020 and 2019, the Company had no mortgages with interest 180 days or more past due. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2020 or 2019.

WoodmenLife had no past due commercial mortgage loans as of the years ended December 31, 2020 and 2019.

Woodmen Life recognized no mortgage impairments during 2020, 2019 or 2018. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. WoodmenLife did not hold an allowance for credit losses on mortgage loans at December 31, 2020, 2019 or 2018.

29

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2.	Investments (continued)

Net investment income for the years ended December 31, 2020, 2019, and 2018, included rental income of $3,685, $3,685, and $3,301, respectively, for the Company’s occupancy of office space in one owned real estate property. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 50 years. Improvements to property occupied by WoodmenLife are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement, or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2020, 2019, and 2018, was $3,173, $3,292, and $3,300, respectively.

WoodmenLife has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2020, 2019, and 2018, included rental income of $17,353, $17,603, and $17,374 respectively, and operating expenses of $5,425, $5,852, and $5,662, respectively. No properties held for sale during 2020. Net investment income on properties held for sale for the years ended December 31, 2020, 2019, and 2018, included no rental income and operating expenses of $0, $1, and $0 respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30 years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $3,788, $3,899, and $4,072 in 2020, 2019, and 2018, respectively.

There were no impairments to real estate property recognized during 2020, 2019 or 2018. Two real estate properties were fully disposed during 2020 and 2019 resulting in realized gains/(losses) of $(14) and $5,282 respectively on those transactions. There were no disposals of real estate properties during 2018.

30

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Related-Party Transactions

WoodmenLife has separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., and Woodmen Insurance Agency, Inc. whereby these affiliates reimburse WoodmenLife for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $2,736, $2,494, and $1,995 during 2020, 2019, and 2018, respectively.

WoodmenLife has mortgage loan agreements with fraternal youth camps and chapters. These loans are secured by a first lien on the related land and buildings, bear interest at 6%, and aggregated $977 and $1,554 as of December 31, 2020 and 2019, respectively.

4. Employee Benefit Plans

Pension Plans

WoodmenLife has a noncontributory, qualified defined benefit pension plan covering substantially all employees and fieldworkers who began service prior to October 1, 2006, with benefits based on years of service and either career or final average earnings. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

WoodmenLife has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for nonemployee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by WoodmenLife and are included in the liability for deposit-type contracts on the statutory-basis balance sheets. The Company accrues liabilities in accordance with actuarially determined amounts. As of December 31, 2020 and 2019, the fixed account totaled $461,009 and $458,741, respectively, and the variable account totaled $285,297 and $253,667, respectively.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees’ benefits are developed using a final average salary formula, while the fieldworkers’ benefits are developed using a career average formula.

31

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

Postretirement Benefit Plan

WoodmenLife sponsors non-pension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with WoodmenLife. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their health care coverage. Under statutory accounting for employers providing postretirement benefits other than pensions, the estimated cost of postretirement benefits is accrued at the date WoodmenLife’s employees and fieldworkers become eligible to retire.

The health plan is contributory, with participants’ contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premium, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the health care cost trend rate.

WoodmenLife uses a December 31 measurement date for its pension plans and other postretirement benefit plans. The accumulated benefit obligation for its pension plans represents the present value of pension benefits earned as of December 31 based on service and compensation through December of the respective year-end. The accumulated benefit obligation for the pension plans was $736,865 and $663,510 at December 31, 2020 and 2019, respectively.

The projected benefit obligation for pension and other postretirement benefits represents the present value of postretirement benefits deemed earned as of December 31, projected for estimated salary and medical cost rate increases as of an assumed date with respect to retirement, termination, disability, and death. The following table sets forth the change in the projected benefit obligation for pension and other postretirement benefits:

32

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	Year Ended December 31		Year Ended December 31
	2020	2019	2020	2019
Change in projected benefit obligation
Benefit obligation at beginning of year	$681,441	$605,906	$47,398	$41,363
Service cost	3,953	5,041	249	525
Interest cost	24,086	27,791	1,072	1,901
Contribution by plan participants	-	-	81	90
Actuarial loss (gain)	87,000	72,678	(14,104)	5,015
Benefits paid	(35,825)	(29,974)	(1,081)	(1,495)

Benefit obligation at end of year	$760,655	$681,442	$33,615	$47,399

Actuarial loss is primarily related to the decrease in discount rate.

33

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

A summary of plan assets and funded status of the pension and other postretirement benefit plans is as follows:

	Pension Benefits		Other Postretirement
	Year Ended December 31		Year Ended December 31
	2020	2019	2020	2019
Change in plan assets
Fair value of plan assets at
beginning of year	$712,408	$626,325	$-	$-
Actual return on plan assets	69,723	84,057	-	-
Employer contributions	-	32,000	1,000	1,405

Contributions by plan participants	-		81	90
Benefits paid	(35,825)	(29,974)	(1,081)	(1,495)

Fair value of plan assets at end of year	$746,306	$712,408	$-	$-

Funded status
Overfunded:
Assets (nonadmitted)
1. Prepaid benefit costs	$181,050	$173,277	$-	$-
2. Overfunded plan assets	-	30,967	-	-
3. Total assets (nonadmitted)	$181,050	$204,244	$-	$-

Underfunded:
Liabilities recognized
1. Accrued benefit costs	$-	$-	$50,077	$50,802
2. Liability for pension benefits	14,349	-	-	-
3. Total liabilities recognized	$14,349	$-	$50,077	$50,802

34

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

A summary of key assumptions utilized in development of the benefit obligations is as follows:

	Pension Benefits			Other Postretirement Benefits
	2020	2019	2018	2020	2019	2018

Weighted average assumptions used to determine benefit obligations at December 31

Discount rate	2.70%	3.65%	4.70%	2.70%	3.65%	4.70%
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31

Discount rate	3.65%	4.70%	4.06%	3.65%	4.70%	4.06%
Expected long-term rate of return on plan assets	7.00%	7.00%	7.00%	N/A	N/A	N/A
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

35

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The components of net periodic benefit cost for the years ended December 31 are as follows:

	Pension Benefits			Other Postretirement Benefits
	2020	2019	2018	2020	2019	2018

Components of net periodic benefit cost
Service cost	$3,953	$5,040	$4,653	$249	$525	$840
Interest cost	24,086	27,791	25,933	1,072	1,901	1,655
Expected return on plan assets	(48,290)	(42,827)	(44,415)	-	-	-
Prior service cost recognized	(2,755)	(2,755)	(2,755)	1,988	1,988	1,988
Recognized gains and losses	11,954	10,836	13,280	(3,034)	(1,170)	(1,020)
Gain recognized due to settlement	3,279	-	-	-	-	-
Net periodic benefit cost	$(7,773)	$(1,915)	$(3,304)	$275	$3,244	$3,463

36

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost

a. Items not yet recognized as a component of net periodic cost – prior year	$142,309	$120,279	$(3,404)	$(7,601)
b. Net transition asset or obligation recognized	-	-	-	-
c. Net prior service cost or credit arising during the period	-	-	-	-
d. Net prior service cost or credit recognized	2,755	2,755	(1,988)	(1,988)
e. Net gain and loss arising during the period	65,568	30,111	(14,104)	5,015
f. Net gain and loss recognized	(15,233)	(10,836)	3,034	1,170
g. Items not yet recognized as a component of net periodic cost – current year	$195,399	$142,309	$(16,462)	$(3,404)

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost

a. Net transition asset or obligation	$-	$-	$-	$-
b. et prior service cost or credit	(528)	(3,283)	856	2,844
c. Net recognized gains and losses	195,927	145,592	(17,318)	(6,248)

For measurement purposes with respect to the postretirement health plan, a 6.4% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2020. The rate was assumed to decrease to 3.7% over 54 years.

37

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.       Employee Benefit Plans (continued)

Pension Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

●	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. The pension plan’s Level 1 assets include large cap mutual funds.

●	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. The pension plan has no Level 2 assets.

●	Level 3 – Fair values are based on significant unobservable inputs for the asset. The pension plan’s Level 3 assets include a Company general account investment.

The pension plan assets are held in both the separate account and a WoodmenLife general account investment. The separate account assets, all in Level 1, consist of actively traded mutual funds. Unadjusted quoted prices for these securities are provided to WoodmenLife by independent pricing services. There are no Level 2 pension plan assets. The pension plan general account assets, all in Level 3, include assets in WoodmenLife’s investment portfolio. Fair value of the general account assets is equal to an interest bearing deposit account with interest being set at WoodmenLife’s discretion which is equivalent to the overall rate earned on WoodmenLife’s assets, which represents the amount the plan would receive if withdrawing funds from the contract.

The fair value of the pension plan’s assets by asset category as of December 31, 2020, is as follows:

	Assets	Fair Value Hierarchy Level
	Measured at Fair Value	Level 1	Level 2	Level 3
Asset category
Mutual fund portfolio	$285,297	$285,297	$-	$-
Company general account investment	461,009	-	-	461,009
Total	$746,306	$285,297	$-	$461,009

38

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The fair value of the pension plan’s assets by asset category as of December 31, 2019, is as follows:

	Assets	Fair Value Hierarchy Level
	Measured at Fair Value	Level 1	Level 2	Level 3
Asset category
Mutual fund portfolio	$253,667	$253,667	$-	$-
Company general account investment	458,741	-	-	458,741
Total	$712,408	$253,667	$-	$458,741

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2020, is as follows:

		Actual Return on Plan Assets
	Beginning Asset Balance	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, and Settlements	Transfers in (Out) of Level 3	Ending Asset Balance
Asset category
Company general account investment	$458,741	$18,295	$-	$(16,027)	$-	$461,009
Total	$458,741	$18,295	$-	$(16,027)	$-	$461,009

39

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2019, is as follows:

		Actual Return on Plan Assets
	Beginning Asset Balance	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, and Settlements	Transfers in (Out) of Level 3	Ending Asset Balance
Asset category
Company general account investment	$399,047	$17,862	$-	$41,832	$-	$458,741
Total	$399,047	$17,862	$-	$41,832	$-	$458,741

Pension plan assets are primarily invested in investment grade securities and large cap mutual funds. The pension plan’s weighted average asset allocations at December 31, 2020 and 2019, by asset category are as follows:

	Plan Assets at December 31
	2020	2019
Asset category
Equity – Variable Group Deposit Contract	38.2%	35.6%
Fixed Income – Fixed Group Deposit Contract	61.8	64.4
	100.0%	100.0%

WoodmenLife’s long-range asset allocation model is 25% – 50% equities and 50% – 75% fixed income.

40

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

At December 31, 2020, WoodmenLife used an expected long-term return of 7.0% on pension fund assets. This return is predicated on the fact that historically, over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. WoodmenLife’s long-range asset allocation model of 25%–50% equities and 50%–75% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. Actual returns may vary depending on economic conditions, actual allocation of assets, and other currently unknown factors. While these assets will be professionally managed, such that we may expect to earn a premium on these returns, we are not including such an adjustment in our assumption.

WoodmenLife does not expect to contribute to its pension plans and expects to contribute $1,000 to its other postretirement benefit plan in 2021. WoodmenLife’s policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, WoodmenLife considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89, expenses for the year in question, and the limitations on deductibility imposed by federal income tax law.

The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the year indicated:

Year(s)	Amount
2021	$35,909
2022	$34,799
2023	$35,943
2024	$45,292
2025	$36,855
2026-2030	$196,797

Deferred Compensation Agreements

WoodmenLife has deferred compensation agreements with the key management employees of WoodmenLife. The liabilities under these agreements are being accrued over the employees’ periods of participation. The liabilities at December 31, 2020 and

41

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Employee Benefit Plans (continued)

2019, were $12,508 and $11,651, respectively, and are included in other liabilities in the statutory-basis balance sheets. Interest credited to participant accounts in 2020, 2019, and 2018 was $63, $85, and $112, respectively.

401(k) Defined Contribution Plan

WoodmenLife has a 401(k) plan for qualifying fieldworkers and employees. All employees beginning service after October 1, 2006, are enrolled in the 401(k) plan in lieu of the qualified defined benefit pension plan. WoodmenLife matches participant contributions up to 5% of the participant’s compensation. In addition, WoodmenLife provides service-related contributions based on the participant’s years of service. WoodmenLife’s matching contributions for 2020, 2019, and 2018 were $2,872, $2,311, and $1,487, respectively. Service-related contributions for 2020, 2019, and 2018 were $1,642, $1,405, and $1,235, respectively. Employees beginning service prior to October 1, 2006, are eligible to participate in the 401(k) plan but are not eligible for matching or service-related contributions. These participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions.

Other Benefits

As a result of WoodmenLife administering its own group life and short-term disability plans, WoodmenLife recognized premium income of $891, $854, and $876 during 2020, 2019, and 2018, respectively, which is included in the statutory-basis statements of operations.

5.	Surplus

WoodmenLife is required to maintain minimum surplus levels established by the Nebraska Department of Insurance. WoodmenLife is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Nebraska Department of Insurance. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2020, WoodmenLife’s surplus exceeded the minimum levels required by the Nebraska Department of Insurance and RBC standards.

42

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

6.	Life/Annuity Reserves and Deposit Fund Liabilities

At December 31, 2020, WoodmenLife’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Amount	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	Percent
Subject to discretionary withdrawal:
With market value Adjustment	$-	$-	$-	$-	0.0%
At book value less current surrender charge of 5% or More	224,601	—	—	224,601	4.9%
At market value	—	—	379,809	379,809	8.2%
Total with market value adjustment or at fair Value	224,601	—	379,809	604,410	13.1%
At book value (minimal orno charge oradjustment)	3,138,2360	—	—	3,138,236	68.1%
Not subject todiscretionary withdrawal	580,387	—	285,297	865,684	18.8%
Total annuity reserves anddeposit fund liabilities –before reinsurance	3,943,224	—	665,106	4,608,330	100.00%
Less reinsurance ceded	—	—	—	—
Net annuity reserves anddeposit fund liabilities	$3,943,224	$—	$665,106	$4,608,330

  43

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2020, is as follows:

Life and accident and health annual statement:
Annuity reserves, total net	$3,014,642
Supplementary contracts with life contingencies, total net	64,174
Deposit-type contracts, total net	864,408
3,943,224
Separate accounts annual statement:
Annuity reserves, total net	379,809
Other contract deposit funds	285,297
Total annuity actuarial reserves and deposit fund liabilities	$4,608,330

At December 31, 2020, WoodmenLife’s Life reserves that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term Policies with Cash Value	$—	$1,932	$2,186
Universal Life	2,769,749	2,742,954	2,759,566
Universal Life with Secondary Guarantees	54,103	32,186	211,729
Indexed Universal Life	255,478	204,542	246,649
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	982,483	1,042,851
Variable Life	—	—	—
Variable Universal Life	—	—	—
Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal:
Term Policies without Cash Value	—	—	162,075
Accidental Death Benefits	—	—	5,580
Disability – Active Lives	—	—	10,069
Disability – Disabled Lives	—	—	87,358
Miscellaneous Reserves	—	—	—
Total (gross: direct + assumed)	3,079,330	3,964,097	4,528,063
Less reinsurance ceded	—	—	40,016
Net Life Reserves	$3,079,330	$3,964,097	$4,488,047

  44

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

6.	Life/Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total life actuarial reserves at December 31, 2020, is as follows: Life and accident and health annual statement:

Life and accident and health annual statement:
Life Insurance, total net	$4,385,857
Accidental Death Benefits, total net	5,580
Disability – Active Lives, total net	10,069
Disability – Disabled Lives, total net	86,541
Miscellaneous Reserves, total net	-
Total life actuarial reserves	$4,488,047

7.	Separate Accounts

Information regarding the nonguaranteed separate accounts of the Company as of and for the years ended December 31 is as follows:

	2020	2019	2018
Premiums, deposits, and other considerations	$60,772	$63,140	$36,109
Reserves
For accounts with assets at:
Fair value	$665,106	$552,373	$439,007
Amortized cost	—	—	—
Total	$665,106	$552,373	$439,007

  45

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7.	Separate Accounts (continued)

	December 31
	2020	2019
Reserves for nonguaranteed separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At fair value	379,809	298,706
At book value without market value adjustment and with current surrender charge of less than 5%
Subtotal	379,809	298,706
Not subject to discretionary withdrawal	285,297	253,667
Total separate account reserves	$665,106	$552,373

Amounts transferred to and from separate accounts in the statutory-basis statements of operations are as follows:

	Year Ended December 31
	2020	2019	2018
Transfers to separate accounts	$60,772	$63,140	$36,109
Transfers from separate accounts	38,019	29,406	21,112
Net transfers to and from separate accounts	$22,753	$33,734	$14,997

8.	Commitments and Contingencies

WoodmenLife is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of WoodmenLife’s management, the ultimate disposition of such matters will not have a materially adverse effect on WoodmenLife’s financial position or results of operations.

  46

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8.	Commitments and Contingencies (continued)

WoodmenLife has committed to make capital contributions to its subsidiary, WFS Holdings, Inc., as may be required to enable WFS Holdings, Inc. to finance its business operations and those of its operating subsidiaries and to allow WFS Holdings, Inc. or its subsidiaries to remain in continuous compliance with any regulatory capital requirements. WFS Holdings, Inc. is dependent upon capital contributions from WoodmenLife to fund operations for the foreseeable future.

As of December 31, 2020, WoodmenLife has outstanding commitments for purchases of mortgage loans in the amount or $40,270.

9.       Fair Value of Financial Instruments

SSAP No. 100R, Fair Value Measurements, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 100R excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the fair value of WoodmenLife.

Determination of Fair Value

Included in various investment-related line items in the statutory-basis financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds, when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

  47

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9.	Fair Value of Financial Instruments (continued)

Fair values are based on quoted marks or market prices when available. When marks or market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, WoodmenLife estimates fair value using discounted cash flow methods, models, and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model, or input used.

Fair Value Hierarchy

WoodmenLife’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

●	Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

●

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads, and yield curves.

●

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

  48

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, cash equivalents and short-term investments:

Level 1: The carrying amounts for level 1 assets reported in the statutory-basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds:

Level 2: Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because some securities do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate fair values of securities by discounting future cash flows at estimated market interest rates.

Level 3: If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, WoodmenLife will determine the fair value internally using a discounted expected future cash flow model. This model estimates fair value using discounted cash flows at a market yield where the discount rate reflects market returns. The market return is obtained by referring to similar securities and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. WoodmenLife classifies certain newly issued, privately placed, complex or illiquid securities in Level 3.

Common stocks:

Level 1: Assets include actively traded exchange listed equity securities whose fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Level 2: Fair value of the equity mutual fund is provided by dealer quote.

  49

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9.	Fair Value of Financial Instruments (continued)

Level 3: Assets include $32,027 and $24,145 of common stocks at December 31, 2020 and 2019, respectively, which consists of thinly-traded first-loss tranches of securitized collateral pools that are priced via broker-owned valuation teams with access to private trading activity.

Mortgage loans:

Level 3: Fair values for mortgage loans are estimated using discounted cash flow analyses using current market interest rates for loans with similar effective durations.

Certificate loans:

Level 3: Certificate loans, which have no defined maturity, had interest rates at December 31, 2020, which ranged from 5% to 8%. WoodmenLife believes that the statement value approximates the fair value of the certificate loans.

Derivatives:

Level 1: Fair values are based on quoted market prices or dealer statement values. If a dealer value is not available a market quoted mid-price may be used.

Other invested assets:

Level 1: Fair values are based on quoted market prices or dealer statement values of mutual funds invested at the direction of participants of the Non-Qualified Deferred Compensation Plan.

Level 3: WoodmenLife carries joint ventures at a statement value of lower of cost or impaired value which approximates fair value.

Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity:

Level 2: Fair values of WoodmenLife’s investment contract, deferred annuity, and single premium deferred annuity liabilities that are under contracts involving significant mortality or morbidity are stated at the cost WoodmenLife would incur to extinguish the cash surrender value related to the liability.

  50

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9.	Fair Value of Financial Instruments (continued)

Separate accounts:

Level 1: Fair values for separate accounts established to back a portion of pension liabilities with common stocks and for variable annuity contracts with mutual funds are based on quoted market prices. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Certificate and contract claims, other certificate holders’ funds, and refunds to members:

Level 2: The carrying amounts reported in the statutory-basis balance sheets for these items approximate their fair value because short-term settlement is expected.

Securities lending:

Level 2: The cash collateral from securities lending is reinvested in a short-term bond fund. The fair value of this fund is provided by the custodian. Liabilities represent the obligation to return cash collateral posted by borrowers of WoodmenLife’s securities lent.

The following tables set forth a comparison of the estimated fair values and carrying amounts of WoodmenLife’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2020 and 2019, respectively:

  51

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	December 31, 2020
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash, cash equivalents and short- term investments	$270,656	$270,656	$270,656	$—	$—
Bonds	7,242,317	7,810,404	—	7,758,193	52,211
Common stock (unaffiliated)	489,547	489,547	457,463	57	32,027
Mortgage loans	2,165,560	2,403,975	—	—	2,403,975
Certificate loans	135,652	135,652	—	—	135,652
Securities lending	72,010	72,010	—	72,010	—
Derivatives	27,353	27,353	27,353	—	—
Other invested assets	18,011	18,011	10,471	—	7,540
Separate account assets	673,514	673,514	673,514	—	—

Financial liabilities:
Aggregate reserves for interest- sensitive certificates and contracts, life, and annuity	3,120,679	3,056,673	—	3,056,673	—
Certificate and contract claims	72,647	72,647	—	72,647	—
Other certificate holders’ funds	1,221	1,221	—	1,221	—
Refunds to members	28,855	28,855	—	28,855	—
Derivatives	16,215	16,215	16,215	—	—
Securities lending	71,995	71,995	—	71,995	—
Separate account liabilities	673,514	673,514	—	673,514	—

  52

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	December 31, 2019
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash, cash equivalents and short- term investments	$200,507	$200,507	$200,507	$—	$—
Bonds	7,543,846	7,815,109	—	7,775,276	39,833
Common stock (unaffiliated)	418,620	418,620	394,424	51	24,145
Mortgage loans	2,049,737	2,165,414	—	—	2,165,414
Certificate loans	142,755	142,755	—	—	142,755
Securities lending	32,381	32,381	—	32,381	—
Derivatives	1,471	1,471	1,471	—	—
Other invested assets	9,930	9,930	9,098	—	832
Separate account assets	559,508	559,508	559,508	—	—

Financial liabilities:
Aggregate reserves for interest- sensitive certificates and contracts, life, and annuity	3,230,403	3,167,667	—	3,167,667	—
Certificate and contract claims	49,842	49,842	—	49,842	—
Other certificate holders’ funds	1,609	1,609	—	1,609	—
Refunds to members	34,490	34,490	—	34,490	—
Derivatives	559	559	559	—	—
Securities lending	32,380	32,380	—	32,380	—
Separate account liabilities	559,508	559,508	—	559,508	—

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2020, about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

  53

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	Level 1		Level 2	Level 3	Total
Assets at fair value:
Cash, cash equivalents and short- term investments	$270,656		$—	$—	$270,656
Common stocks (unaffiliated)
Industrial and misc.	87,982		—	32,027	120,009
Mutual funds	369,481		57	—	369,538
Derivatives	27,353		—	—	27,353
Securities lending assets	—		72,010	—	72,010
Separate account assets	673,514		—	—	673,514
Total assets at fair value	$1,428,986		$72,067	$32,027	$1,533,080
Liabilities at fair value:
Derivatives	$16,215	$	- $- $16,215
Securities lending liabilities	—		71,995	—	71,995
Total liabilities at fair value	$16,215		$71,995	$-	$88,210

The following table provides information as of December 31, 2019, about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2		Level 3	Total
Assets at fair value:
Cash, cash equivalents and
short-term investments	$200,507	$—		$—	$200,507
Common stocks (unaffiliated) Industrial and misc.	80,301	—		24,145	104,446
Mutual funds	314,122	51		—	314,173
Derivatives	1,471	—		—	1,471
Securities lending assets	—	32,381		—	32,381
Separate account assets	559,508	—		—	559,508
Total assets at fair value	$1,155,909	$32,432		$24,145	$1,212,486
Liabilities at fair value:
Derivatives	$559	$—	$	- $559
Securities lending liabilities	—	32,380		—	32,380
Total liabilities at fair value	$559	$32,380		$-	$32,939

Fair values and changes in the fair values of separate account assets generally accrue directly to stakeholders and are not included in WoodmenLife’s revenues and expenses or surplus.

  54

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9.       Fair Value of Financial Instruments (continued)

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2020 and 2019. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	Common Stocks	Total
Balance at January 1, 2020	$24,145	$24,145
Total gains or losses (realized/unrealized):
Included in net income	—	—
Included in surplus	2,876	2,876
Purchases	—	—
Sales	—	—
Transfers In	5,006	5,006
Balance at December 31, 2020	$32,027	$32,027

	Common Stocks	Total
Balance at January 1, 2019	$5,563	$5,563
Total gains or losses (realized/unrealized):
Included in net income	—	—
Included in surplus	(1,732)	(1,732)
Purchases	20,314	20,314
Issuances	—	—
Sales	—	—
Transfers out	—	—
Balance at December 31, 2019	$24,145	$24,145

During 2020 and 2019, there were no significant transfers between Level 1 and 2.

WoodmenLife’s policy is to recognize transfers in and out of levels at the end of the reporting period.

  55

Exhibits and Financial Statement Schedules

(a)	Exhibits. See Exhibit Index following the signature pages to this Registration Statement.

(b)	Financial Statement Schedules.

All other schedules, other than those listed above, are omitted because the information is not required or because the information is included in the Financial Statements or Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors

Woodmen of the World Life Insurance Society

We have audited the statutory-basis financial statements of Woodmen of the World Life Insurance Society as of December 31, 2020 and 2019, for each of the three years in the period ended December 31, 2020, and have issued our report thereon dated April 26, 2021 (included elsewhere in this Registration Statement). Our audits of the statutory-basis financial statements included the financial statement schedules listed in the Exhibit of this Registration Statement (the “schedules”). These schedules are the responsibility of Woodmen of the World Life Insurance Society’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 26, 2021

Schedule I – Summary of Investments
Other Than Investments in Related Parties

As of December 31, 2020

Type of Investment	Cost	Estimated Market Value	Statement of Financial Position Amount
	(Dollars In Thousands)
Bonds:
U.S. Treasury securities and
obligations of U.S. government corporations and agencies	$131,010	$140,433	$131,281
States, municipalities, and political subdivisions	714,659	746,039	718,144
Foreign governments	703,097	746,126	704,502
All other corporate bonds	4,156,274	4,508,507	4,158,318
Mortgage-backed and other asset- backed securities	1,516,614	1,669,299	1,530,072
Total bonds	7,221,654	7,810,404	7,242,317

Equity securities:
Common stocks:
Banks, trust, and insurance companies	6,358	12,193	12,193
Industrial, miscellaneous, and all other	70,582	107,883	107,883
Mutual funds	207,027	369,471	369,471
Total equity securities	283,967	489,547	489,547

Mortgage loans	2,164,583		2,164,583
Real estate	209,552		69,129
Certificate loans	136,691		135,652
Securities lending reinvestment collateral assets	72,010		72,010
Cash, cash equivalents and short-term investments	270,656		270,656
Derivatives	27,353		27,353
Other invested assets	18,448		18,448
Total investments	10,404,914		10,489,695

Schedule III – Supplementary Insurance Information

As of December 31, 2020, 2019, and 2018 and for Each of the Years Then Ended

	Future Policy Benefits and Claims	Contractholder and Other Certificateholder Funds
	(Dollars In Thousands)
2020
Life and health insurance	$8,562,823	$30,076

2019
Life and health insurance	$8,680,477	$36,099

2018
Life and health insurance	$8,738,762	$39,822

Schedule III – Supplementary Insurance Information

As of December 31, 2020, 2019, and 2018 and for Each of the Years Then Ended

	Premiums and Other Considerations	Net Investment Income (1)	Benefits, Claims, and Settlement Expenses	Other Operating Expenses (1)
	(Dollars In Thousands)
2020
Life and health insurance	$604,802	$382,817	$739,500	$224,153

2019
Life and health insurance	$778,681	$408,790	$871,738	$231,546

2018
Life and health insurance	$596,486	$395,526	$726,161	$192,327

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.

Schedule IV – Reinsurance

As of December 31, 2020, 2019, and 2018 and for Each of the Years Then Ended

	Gross Amount	Ceded to Other Companies	Net Amount
	(Dollars In Thousands)
2020
Life insurance in force	$38,818,456	$8,018,250	$30,800,206

Premiums:
Life insurance	$610,038	$18,868	$591,170
Supplemental contracts involving life contingencies	5,888	—	5,888
Supplemental contracts not involving life contingencies	—	—	—
Accident and health insurance	8,771	1,027	7,744
Total	$624,697	$19,895	$604,802

2019
Life insurance in force	$38,548,020	$7,640,545	$30,907,475

Premiums:
Life insurance	$782,236	$17,456	$764,780
Supplemental contracts involving life contingencies	6,013	—	6,013
Supplemental contracts not involving life contingencies	—	—	—
Accident and health insurance	9,155	1,267	7,888
Total	$797,404	$18,723	$778,681

2018
Life insurance in force	$38,707,812	$7,297,417	$31,410,395

Premiums:
Life insurance	$594,827	$15,756	$579,071
Supplemental contracts involving life contingencies	9,152	- 9,152
Supplemental contracts not involving life contingencies	—	—	—
Accident and health insurance	9,554	1,291	8,263
Total	$613,633	$17,047	$596,486

Financial Statements

WoodmenLife Variable Annuity Account

Years Ended December 31, 2020 and 2019
With Report of Independent Registered Public Accounting Firm

WoodmenLife

WoodmenLife Variable Annuity Account

Financial Statements

Years Ended December 31, 2020 and 2019

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Woodmen of the World Life Insurance Society
and
The Certificate Holders
WoodmenLife Variable Annuity Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise the WoodmenLife Variable Annuity Account (the Account), as of December 31, 2020, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2004.

Des Moines, Iowa

April 26, 2021

Appendix

Subaccounts comprising the WoodmenLife Variable Annuity Account

Subaccounts

American Asset Allocation	Fidelity Contrafund

American Growth	Fidelity Equity Income

American Global Growth & Income	Fidelity Growth

American Growth & Income	Fidelity Growth & Income

American Global Growth	Fidelity Overseas

American International Growth & Income	Fidelity Money Market

American Global Small Cap	Franklin Income

Calvert NASDAQ 100	Franklin Mutual Global Discovery

Calvert EAFE International	Franklin Rising Dividends

Calvert Investment Grade Bond	Franklin Strategic Income

Calvert S&P 500	Franklin Global Bond

Calvert S&P Mid Cap 400	PIMCO Low Duration

Calvert Russell 2000 Small Cap	PIMCO Real Return

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2020

	American Asset Allocation Subaccount	American Growth Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$28,683,701	$34,372,162
Total assets	$28,683,701	$34,372,162

Liabilities
Liabilities	—	—
Net assets	$28,683,701	$34,372,162

Net assets
Accumulation units	$28,683,701	$34,372,162
Total net assets	$28,683,701	$34,372,162

Investments in shares of mutual funds, at cost	$25,266,334	$23,005,519
Shares of mutual fund owned	1,094,380.058	288,429.658

Accumulation units outstanding	1,843,715.125	1,244,265.089
Accumulation unit value	$15.56	$27.62

See accompanying notes.

3

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2020

American Global Growth & Income Subaccount	American Growth & Income Subaccount	American Global Growth Subaccount	American International Growth & Income Subaccount	American Global Small Cap Subaccount

$5,005,341	$22,778,067	$8,985,890	$1,816,270	$1,922,920
$5,005,341	$22,778,067	$8,985,890	$1,816,270	$1,922,920

–	–	–	–	–
$5,005,341	$22,778,067	$8,985,890	$1,816,270	$1,922,920

$5,005,341	$22,778,067	$8,985,890	$1,816,270	$1,922,920
$5,005,341	$22,778,067	$8,985,890	$1,816,270	$1,922,920

$4,318,984	$20,101,018	$6,522,350	$1,578,528	$1,406,564
300,982.610	416,722.773	220,675.093	95,845.394	60,929.009

313,612.658	1,260,632.396	426,544.079	141,563.932	105,388.241
$15.96	$18.07	$21.07	$12.83	$18.25

4

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2020

	Calvert NASDAQ 100 Subaccount	Calvert EAFE International Subaccount

Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$35,990,368	$2,373,253
Total assets	$35,990,368	$2,373,253

Liabilities
Liabilities	–	–
Net assets	$35,990,368	$2,373,253

Net assets
Accumulation units	$35,990,368	$2,373,253
Total net assets	$35,990,368	$2,373,253

Investments in shares of mutual funds, at cost	$19,757,104	$2,112,277
Shares of mutual fund owned	293,391.763	25,309.304

Accumulation units outstanding	396,996.794	103,212.383
Accumulation unit value	$90.66	$22.99

See accompanying notes.

5

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2020

Calvert Investment Grade Bond Subaccount	Calvert S&P 500 Subaccount	Calvert S&P Mid Cap 400 Subaccount	Calvert Russell 2000 Small Cap Subaccount	Fidelity Contrafund Subaccount

$8,047,702	$20,694,404	$13,478,719	$7,320,262	$45,453,954
$8,047,702	$20,694,404	$13,478,719	$7,320,262	$45,453,954

–	–	–	–	–
$8,047,702	$20,694,404	$13,478,719	$7,320,262	$45,453,954

$8,047,702	$20,694,404	$13,478,719	$7,320,262	$45,453,954
$8,047,702	$20,694,404	$13,478,719	$7,320,262	$45,453,954

$7,939,995	$16,616,958	$11,590,066	$6,289,568	$32,349,080
138,586.226	124,680.105	111,791.649	81,408.613	949,132.461

509,272.940	497,040.207	294,088.827	180,517.732	851,833.061
$15.80	$41.64	$45.83	$40.55	$53.36

6

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2020

	Fidelity Equity Income Subaccount	Fidelity Growth Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$8,987,457	$21,293,300
Total assets	$8,987,457	$21,293,300

Liabilities
Liabilities	–	–
Net assets	$8,987,457	$21,293,300

Net assets
Accumulation units	$8,987,457	$21,293,300
Total net assets	$8,987,457	$21,293,300

Investments in shares of mutual funds, at cost	$8,238,013	$14,353,600
Shares of mutual fund owned	378,578.633	207,901.779

Accumulation units outstanding	296,613.150	375,477.873
Accumulation unit value	$30.30	$56.71

See accompanying notes.

7

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2020

Fidelity Growth & Income Subaccount	Fidelity Overseas Subaccount	Fidelity Money Market Subaccount	Franklin Income Subaccount	Franklin Mutual Global Discovery Subaccount

$15,037,146	5,191,176	$5,285,595	$27,891,538	$6,801,588
$15,037,146	$ 5,191,176	$5,285,595	$27,891,538	$6,801,588

–	–	–	–	–
$15,037,146	$5,191,176	$5,285,595	$27,891,538	$6,801,588

$15,037,146	$5,191,176	$5,285,595	$27,891,538	$6,801,588
$15,037,146	$5,191,176	$5,285,595	$27,891,538	$6,801,588

$13,445,263	$3,881,347	$5,285,595	$27,935,167	$7,436,867
679,798.647	196,635.445	5,285,594.770	1,854,490.550	402,222.847

466,931.688
$32.20	173,542.499	5,272,539.961	2,238,768.278	567,225.157
	$29.91	$1.00	$12.46	$11.99

8

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2020

	Franklin Rising Dividends Subaccount	Franklin Strategic Income Subaccount

Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$23,859,994	$13,554,877
Total assets	$23,859,994	$13,554,877

Liabilities
Liabilities	–	–
Net assets	$23,859,994	$13,554,877

Net assets
Accumulation units	$23,859,994	$13,554,877
Total net assets	$23,859,994	$13,554,877

Investments in shares of mutual funds, at cost	$20,855,868	$13,647,283
Shares of mutual fund owned	818,805.554	1,308,385.837

Accumulation units outstanding	1,249,125.525	1,224,052.739
Accumulation unit value	$19.10	$11.07

See accompanying notes.

9

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2020

Franklin Global Bond Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount

$7,619,345	$2,623,764	$13,148,110
$7,619,345	$2,623,764	$13,148,110

–	–	–
$7,619,345	$2,623,764	$13,148,110

$7,619,345	$2,623,764	$13,148,110
$7,619,345	$2,623,764	$13,148,110

$8,693,119	$2,590,152	$12,043,159
551,327.458	252,771.138	944,548.137

825,815.952	198,515.870	770,469.742
$9.23	$13.22	$17.07

10

WoodmenLife Variable Annuity Account

Statements of Operations

Year Ended December 31, 2020

	American Asset Allocation Subaccount	American Growth Subaccount
Income:
Dividends	$402,598	$78,220
Expenses:
Mortality and expense risk	(266,233)	(311,163)
Net investment income (loss)	136,365	(232,943)
Realized gain (loss) on sales of fund shares	142,105	1,309,147
Capital gain distributions	97,524	564,560
Change in unrealized appreciation/depreciation of investments	2,510,058	9,426,078
Net increase (decrease) in net assets from operations	$2,886,052	$11,066,842

See accompanying notes.

11

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2020

American Global Growth & Income Subaccount	American Growth & Income Subaccount	American Global Growth Subaccount	American International Growth & Income Subaccount	American Global Small Cap Subaccount
$57,198	$273,311	$25,899	$22,848	$2,542

(56,223)	(240,552)	(90,053)	(17,630)	(18,997)
975	32,759	(64,154)	5,218	(16,455)

93,021	258,799	216,680	12,812	10,020
117,364	511,110	199,604	—	94,902
109,925	1,764,897	1,657,301	100,781	341,219
$321,285	$2,567,565	$2,009,431	$118,811	$429,686

12

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2020

	Calvert NASDAQ 100 Subaccount	Calvert EAFE International Subaccount
Income:
Dividends	$141,773	$56,103
Expenses:
Mortality and expense risk	(362,045)	(21,967)
Net investment income (loss)	(220,272)	34,136

Realized gain (loss) on sales of fund shares	2,405,190	48,411
Capital gain distributions	1,101,928	—
Change in unrealized appreciation/depreciation of investments	8,220,689	58,143
Net increase (decrease) in net assets from operations	$11,507,535	$140,690

See accompanying notes.

13

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2020

Calvert Investment Grade Bond Subaccount	Calvert S&P 500 ubaccount	Calvert S&P Mid Cap 400 Subaccount	Calvert Russell 2000 Small Cap Subaccount	Fidelity Contrafund Subaccount

$166,011	$298,553	$142,051	$61,853	$57,280

(61,229)	(216,244)	(143,076)	(70,067)	(491,442)
104,782	82,309	(1,025)	(8,214)	(434,162)

15,191	585,582	156,699	(99,872)	1,304,038
–	588,128	416,871	345,911	196,124
110,661	1,788,429	777,622	896,592	9,256,856
$230,634	$3,044,448	$1,350,167	$1,134,417	$10,322,856

14

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2020

	Fidelity Equity Income Subaccount	Fidelity Growth Subaccount
Income:
Dividends	$136,040	$9,788
Expenses:
Mortality and expense risk	(98,757)	(213,766)
Net investment income (loss)	37,283	(203,978)

Realized gain (loss) on sales of fund shares	(100,686)	626,104
Capital gain distributions	362,208	1,533,945
Change in unrealized appreciation/depreciation of investments	125,723	4,334,566
Net increase (decrease) in net assets from operations	$424,528	$6,290,637

See accompanying notes.

15

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2020

Fidelity Growth & Income Subaccount	Fidelity Overseas Subaccount	Fidelity Money Market Subaccount	Franklin Income Subaccount	Franklin Mutual Global Discovery Subaccount

$267,012	$15,914	$10,136	$1,609,910	$154,213

(163,519)	(58,766)	(60,818)	(338,192)	(80,034)
103,493	(42,852)	(50,682)	1,271,718	74,179

35,970	241,886	136	(556,926)	(556,744)
660,452	22,244	—	22,804	123,518
74,078	385,545	—	(985,885)	(167,364)
$873,993	$606,823	$(50,546)	$(248,289)	$(526,411)

16

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2020

	Franklin Rising Dividends Subaccount	Franklin Strategic Income Subaccount
Income:
Dividends	$273,229	$644,306
Expenses:
Mortality and expense risk	(269,312)	(161,565)
Net investment income (loss)	3,917	482,741

Realized gain (loss) on sales of fund shares	(181,240)	(71,167)
Capital gain distributions	1,158,728	—
Change in unrealized appreciation/depreciation of investments	2,090,810	(84,448)
Net increase (decrease) in net assets from operations	$3,072,215	$327,126

See accompanying notes.

17

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2020

Franklin Global Bond Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount

$697,934	$24,807	$158,419

(99,920)	(27,122)	(138,671)
598,014	(2,315)	19,748

(250,453)	6,270	(86,661)
–	—	—
(886,076)	35,908	1,126,403
$(538,515)	$39,863	$1,059,490

18

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	American Asset Allocation Subaccount
	2020	2019
Increase (decrease) in net assets from operations: Net investment income (loss)	$136,365	$126,023
Net realized gain (loss) on investments	239,629	681,378
Change in unrealized appreciation/depreciation of investments	2,510,058	1,360,469
Net increase (decrease) in net assets from operations	2,886,052	2,167,870

Certificate transactions:
Certificate deposits	2,208,076	1,563,264
Certificate surrenders and death benefits	(860,283)	(908,833)
Transfers between subaccounts, including fixed interest account	7,624,453	4,568,129
Administrative charges	(3,422)	(2,729)
Net increase (decrease) in net assets from certificate transactions	8,968,824	5,219,831

Total increase (decrease) in net assets	11,854,876	7,387,701
Net assets at beginning of year	16,828,825	9,441,124
Net assets at end of year	$28,683,701	$16,828,825

See accompanying notes.

19

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

American Growth Subaccount		American Global Growth & Income Subaccount		American Growth & Income Subaccount
2020	2019	2020	2019	2020	2019

$(232,943)	$(64,126)	$975	$32,681	$32,759	$86,920
1,873,707	1,671,079	210,385	234,819	769,909	1,532,408
9,426,078	2,185,501	109,925	799,258	1,764,897	1,453,587
11,066,842	3,792,454	321,285	1,066,758	2,567,565	3,072,915

1,200,767	993,816	124,487	152,604	1,824,602	1,698,616
(1,654,063)	(831,172)	(271,023)	(149,624)	(1,286,430)	(1,196,434)
4,440,210	3,770,704	(127,944)	410,833	1,520,302	3,456,658
(6,508)	(5,428)	(1,073)	(1,228)	(3,636)	(3,427)
3,980,406	3,927,920	(275,553)	412,585	2,054,838	3,955,413

15,047,248	7,720,374	45,732	1,479,343	4,622,403	7,028,328
19,324,914	11,604,540	4,959,609	3,480,266	18,155,664	11,127,336
$34,372,162	$19,324,914	$5,005,341	$4,959,609	$22,778,067	$18,155,664

20

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

	American Global Growth Subaccount
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(64,154)	$(329)
Net realized gain (loss) on investments	416,284	282,008
Change in unrealized appreciation/depreciation of investments	1,657,301	1,101,496
Net increase (decrease) in net assets from operations	2,009,431	1,383,175

Certificate transactions:
Certificate deposits	386,278	243,308
Certificate surrenders and death benefits	(498,218)	(222,407)
Transfers between subaccounts, including fixed interest account	822,572	1,073,666
Administrative charges	(2,076)	(1,858)
Net increase (decrease) in net assets from certificate transactions	708,556	1,092,709

Total increase (decrease) in net assets	2,717,987	2,475,884
Net assets at beginning of year	6,267,903	3,792,019
Net assets at end of year	$8,985,890	$6,267,903

See accompanying notes.

21

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

American International Growth & Income Subaccount		American Global Small Cap Subaccount		Calvert NASDAQ 100 Subaccount
2020	2019	2020	2019	2020	2019

$5,218	$16,296	$(16,455)	$(14,559)	$(220,272)	$(143,049)
12,812	26,442	104,922	83,275	3,507,118	1,074,199
100,781	205,266	341,219	262,671	8,220,689	5,227,930
118,811	248,004	429,686	331,387	11,507,535	6,159,080

111,129	61,331	48,181	30,103	1,163,711	762,501
(95,872)	(116,349)	(173,898)	(81,290)	(2,815,086)	(1,135,026)
266,179	70,702	106,110	174,517	2,374,875	1,942,705
(477)	(535)	(473)	(514)	(9,524)	(8,954)
280,959	15,149	(20,080)	122,816	713,976	1,561,226

399,770	263,153	409,606	454,203	12,221,511	7,720,306
1,416,500	1,153,347	1,513,314	1,059,111	23,768,857	16,048,551
$1,816,270	$1,416,500	$1,922,920	$1,513,314	$35,990,368	$23,768,857

22

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

	Calvert EAFE International Subaccount
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$34,136	$25,583
Net realized gain (loss) on investments	48,411	41,107
Change in unrealized appreciation/depreciation of investments	58,143	262,347
Net increase (decrease) in net assets from operations	140,690	329,037

Certificate transactions:
Certificate deposits	38,899	29,003
Certificate surrenders and death benefits	(138,966)	(206,481)
Transfers between subaccounts, including fixed interest account	405,315	40,962
Administrative charges	(991)	(1,189)
Net increase (decrease) in net assets from certificate transactions	304,257	(137,705)

Total increase (decrease) in net assets	444,947	191,332
Net assets at beginning of year	1,928,306	1,736,974
Net assets at end of year	$2,373,253	$1,928,306

23

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

Calvert Investment Grade Bond Subaccount		Calvert S&P 500 Subaccount		Calvert S&P Mid Cap 400 Subaccount
2020	2019	2020	2019	2020	2019

$104,782	$66,053	$82,309	$90,750	$(1,025)	$(4,946)
15,191	(1,339)	1,173,710	1,231,430	573,570	1,227,761
110,661	139,743	1,788,429	2,240,981	777,622	1,304,623
230,634	204,457	3,044,448	3,563,161	1,350,167	2,527,438

455,499	82,731	738,936	993,339	377,845	420,634
(310,667)	(305,517)	(1,399,369)	(982,879)	(952,426)	(1,220,343)
4,131,405	702,310	1,485,367	1,857,561	(247,156)	719,280
(1,776)	(1,665)	(6,367)	(6,210)	(5,887)	(6,709)
4,274,461	477,859	818,567	1,861,811	(827,624)	(87,138)

4,505,095	682,316	3,863,015	5,424,972	522,543	2,440,300
3,542,607	2,860,291	16,831,389	11,406,417	12,956,176	10,515,876
$8,047,702	$3,542,607	$20,694,404	$16,831,389	$13,478,719	$12,956,176

24

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

	Calvert Russell 2000 Small Cap Subaccount
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(8,214)	$(16,324)
Net realized gain (loss) on investments	246,039	520,152
Change in unrealized appreciation/depreciation of investments	896,592	618,465
Net increase (decrease) in net assets from operations	1,134,417	1,122,293

Certificate transactions:
Certificate deposits	248,128	249,649
Certificate surrenders and death benefits	(600,009)	(597,389)
Transfers between subaccounts, including fixed interest account	511,405	547,872
Administrative charges	(3,057)	(3,284)
Net increase (decrease) in net assets from certificate transactions	156,467	196,848

Total increase (decrease) in net assets	1,290,884	1,319,141
Net assets at beginning of year	6,029,378	4,710,237
Net assets at end of year	$7,320,262	$6,029,378

See accompanying notes.

25

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

Fidelity Contrafund Subaccount		Fidelity Equity Income Subaccount		Fidelity Growth Subaccount
2020	2019	2020	2019	2020	2019

$(434,162)	$(272,965)	$37,283	$57,279	$(203,978)	$(134,110)
1,500,162	4,230,476	261,522	509,138	2,160,049	985,996
9,256,856	3,893,952	125,723	1,212,505	4,334,566	2,496,779
10,322,856	7,851,463	424,528	1,778,922	6,290,637	3,348,665

1,131,571	708,573	389,971	527,589	649,911	461,215
(3,344,504)	(2,768,327)	(716,199)	(443,203)	(1,941,074)	(841,268)
2,082,832	3,481,429	24,458	226,910	1,911,795	1,468,175
(18,094)	(18,034)	(3,504)	(4,075)	(6,744)	(6,293)
(148,195)	1,403,641	(305,274)	307,221	613,888	1,081,829

10,174,661	9,255,104	119,254	2,086,143	6,904,525	4,430,494
35,279,293	26,024,189	8,868,203	6,782,060	14,388,775	9,958,281
$45,453,954	$35,279,293	$8,987,457	$8,868,203	$21,293,300	$14,388,775

26

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

	Fidelity Growth & Income Subaccoun
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$103,493	$267,617
Net realized gain (loss) on investments	696,422	1,135,234
Change in unrealized appreciation/depreciation of investments	74,078	1,540,755
Net increase (decrease) in net assets from operations	873,993	2,943,606

Certificate transactions:
Certificate deposits	894,989	1,085,449
Certificate surrenders and death benefits	(849,920)	(1,046,703)
Transfers between subaccounts, including fixed interest account	39,221	1,075,668
Administrative charges	(5,069)	(5,701)
Net increase (decrease) in net assets from certificate transactions	79,221	1,108,713

Total increase (decrease) in net assets	953,214	4,052,319
Net assets at beginning of year	14,083,932	10,031,613
Net assets at end of year	$15,037,146	$14,083,932

27

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

Fidelity Overseas Subaccount		Fidelity Money Market Subaccount		Franklin Income Subaccount
2020	2019	2020	2019	2020	2019

$(42,852)	$18,557	$(50,682)	$20,167	$1,271,718	$1,005,354
264,130	296,132	136	(15)	(534,122)	336,307
385,545	778,637	—	—	(985,885)	1,986,975
606,823	1,093,326	(50,546)	20,152	(248,289)	3,328,636

142,744	125,017	43,687,212	47,398,821	1,343,685	1,873,014
(529,937)	(431,054)	(934,260)	(1,036,326)	(2,268,201)	(2,231,743)
(178,178)	89,218	(40,707,001)	(45,563,241)	(54,964)	4,568,353
(3,014)	(3,564)	(649)	(605)	(6,977)	(6,928)
(568,385)	(220,383)	2,045,302	798,649	(986,457)	4,202,696

38,438	872,943	1,994,756	818,801	(1,234,746)	7,531,332
5,152,738	4,279,795	3,290,839	2,472,038	29,126,284	21,594,952
$5,191,176	$5,152,738	$5,285,595	$3,290,839	$27,891,538	$29,126,284

28

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

	Franklin Mutual Global Discovery Subaccount
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$74,179	$29,440
Net realized gain (loss) on investments	(433,226)	622,199
Change in unrealized appreciation/depreciation of investments	(167,364)	732,004
Net increase (decrease) in net assets from operations	(526,411)	1,383,643

Certificate transactions:
Certificate deposits	176,383	253,463
Certificate surrenders and death benefits	(478,338)	(408,948)
Transfers between subaccounts, including fixed interest account	(208,485)	689,850
Administrative charges	(1,888)	(2,204)
Net increase (decrease) in net assets from certificate transactions	(512,328)	532,161

Total increase (decrease) in net assets	(1,038,739)	1,915,804
Net assets at beginning of year	7,840,327	5,924,523
Net assets at end of year	$6,801,588	$7,840,327

See accompanying notes.

29

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

Franklin Rising Dividends Subaccount		Franklin Strategic Income Subaccount		Franklin Global Bond Subaccount
2020	2019	2020	2019	2020	2019

$3,917	$(5,336)	$482,741	$416,839	$598,014	$395,378
977,488	2,685,482	(71,167)	(119,438)	(250,453)	(102,703)
2,090,810	1,615,890	(84,448)	393,941	(886,076)	(268,592)
3,072,215	4,296,036	327,126	691,342	(538,515)	24,083

929,822	1,076,644	1,036,208	913,005	837,299	568,288
(2,029,864)	(1,087,623)	(1,068,901)	(1,210,149)	(778,311)	(539,459)
195,450	2,579,988	490,008	2,331,106	163,773	1,567,787
(5,235)	(5,064)	(2,814)	(2,899)	(1,958)	(2,324)
(909,827)	2,563,945	454,501	2,031,063	220,803	1,594,292

2,162,388	6,859,981	781,627	2,722,405	(317,712)	1,618,375
21,697,606	14,837,625	12,773,250	10,050,845	7,937,057	6,318,682
$23,859,994	$21,697,606	$13,554,877	$12,773,250	$7,619,345	$7,937,057

30

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

	PIMCO Low Duration Subaccount
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,315)	$27,453
Net realized gain (loss) on investments	6,270	(10,184)
Change in unrealized appreciation/depreciation of investments	35,908	32,256
Net increase (decrease) in net assets from operations	39,863	49,525

Certificate transactions:
Certificate deposits	208,420	151,267
Certificate surrenders and death benefits	(191,200)	(507,115)
Transfers between subaccounts, including fixed interest account	835,746	230,623
Administrative charges	(792)	(976)
Net increase (decrease) in net assets from certificate transactions	852,174	(126,201)

Total increase (decrease) in net assets	892,037	(76,676)
Net assets at beginning of year	1,731,727	1,808,403
Net assets at end of year	$2,623,764	$1,731,727

See accompanying notes.

31

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2020 and 2019

PIMCO Real Return Subaccount
2020	2019

$19,748	$37,207
(86,661)	(144,452)
1,126,403	701,789
1,059,490	594,544

602,853	923,594
(743,871)	(854,272)
2,087,856	1,275,086
(5,500)	(5,815)
1,941,338	1,338,593

3,000,828	1,933,137
10,147,282	8,214,145
$13,148,110	$10,147,282

32

WoodmenLife Variable Annuity Account

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Organization

WoodmenLife Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society (the Company) and exists in accordance with the rules and regulations of the Nebraska Department of Insurance. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Company.

At the direction of eligible certificate owners, the Account invests in 26 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

American Variable Products:
American Asset Allocation	Asset Allocation Fund, Class 2
American Growth	Growth Fund, Class 2
American Global Growth & Income	Global Growth and Income Fund, Class 2
American Growth & Income	Growth-Income Fund, Class 2
American Global Growth	Global Growth Fund, Class 2
American International Growth & Income	International Growth and Income Fund, Class 2
American Global Small Cap	Global Small Capitalization Fund, Class 2

Calvert Variable Products:
Calvert NASDAQ 100	NASDAQ-100 Index Portfolio, Class 1
Calvert EAFE International	EAFE International Index Portfolio, Class 1
Calvert Investment Grade Bond	Investment Grade Bond Index Portfolio, Class 1
Calvert S&P 500	S&P 500 Index Portfolio
Calvert S&P Mid Cap 400	S&P MidCap 400 Index Portfolio, Class 1
Calvert Russell 2000 Small Cap	Russell 2000 Small Cap Index Portfolio, Class 1

Fidelity Variable Insurance Products Funds:
Fidelity Contrafund	VIP Contrafund-Portfolio®, Service Class
Fidelity Equity Income	VIP Equity-Income Portfolio®, Service Class
Fidelity Growth	VIP Growth Portfolio, Service Class
Fidelity Growth & Income	VIP Growth & Income Portfolio, Service Class
Fidelity Overseas	VIP Overseas Portfolio, Service Class
Fidelity Money Market	VIP Government Money Market Portfolio, Service Class

33

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of

Franklin Templeton Variable Products:
Franklin Income	Franklin Income VIP Fund, Class 2
Franklin Mutual Global Discovery	Franklin Mutual Global Discovery VIP Fund, Class 2
Franklin Rising Dividends	Franklin Rising Dividends VIP Fund, Class 2
Franklin Strategic Income	Franklin Strategic Income VIP Fund, Class 2
Franklin Global Bond	Templeton Global Bond VIP Fund, Class 2

PIMCO Variable Insurance Trust:
PIMCO Low Duration	Low Duration Portfolio Administrative Class
PIMCO Real Return	Real Return Portfolio Administrative Class

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Company may conduct. All amounts reported are for the entire year ended December 31, 2020.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

34

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

1.  Organization and Significant Accounting Policies (continued)

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected.

Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. At December 31, 2020, there were no net assets allocated to certificates in the annuitization period.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed in the financial statements and accompanying notes. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursements for certain mortality and other risks assumed by the Company. The following summarizes those amounts:

Mortality and expense risk charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

Administrative charge: Prior to the annuity payment period, the Company deducts an annual administrative charge, which is currently $30 ($45 maximum charge) to reimburse it for administrative expenses related to the certificate. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of the assessment day.

35

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges (continued)

Surrender charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. Depending on the annuitant’s issue age, the amount charged ranges from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next four to six certificate years. No surrender charge is deducted if the partial surrender or surrender occurs after five to seven full certificate years.

Transfer charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Company is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (the IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

36

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2020:

Subaccount	Cost of Purchases	Proceeds From Sales

American Asset Allocation	$9,538,647	$836,056
American Growth	7,571,889	3,902,645
American Global Growth & Income	342,674	674,449
American Growth & Income	4,194,591	2,380,304
American Global Growth	1,530,141	911,638
American International Growth & Income	402,791	139,463
American Global Small Cap	237,745	276,823
Calvert NASDAQ 100	4,872,439	4,520,461
Calvert EAFE International	604,210	321,919
Calvert Investment Grade Bond	4,620,945	407,708
Calvert S&P 500	3,023,736	2,421,380
Calvert S&P Mid Cap 400	603,029	1,573,707
Calvert Russell 2000 Small Cap	970,282	883,865
Fidelity Contrafund	3,500,865	4,140,501
Fidelity Equity Income	691,980	1,096,011
Fidelity Growth	2,954,019	2,553,895
Fidelity Growth & Income	1,637,875	1,722,173
Fidelity Overseas	126,223	753,373
Fidelity Money Market	32,483,809	30,499,325
Franklin Income	3,022,225	4,346,875
Franklin Mutual Global Discovery	439,959	1,032,321
Franklin Rising Dividends	2,396,003	3,575,141
Franklin Strategic Income	2,385,666	2,092,729
Franklin Global Bond	1,429,471	1,308,587
PIMCO Low Duration	1,544,119	719,067
PIMCO Real Return	3,427,143	1,624,455

37

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2020 and 2019:

	2020		2019
Subaccount	Purchased	Redeemed	Purchased	Redeemed

American Asset Allocation	779,933	137,532	527,906	133,480
American Growth	430,422	236,806	314,678	78,905
American Global Growth & Income	31,259	51,318	47,402	16,980
American Growth & Income	352,435	218,507	414,822	148,498
American Global Growth	107,982	64,773	95,647	22,142
American International Growth & Income	39,326	13,340	16,386	14,901
American Global Small Cap	18,150	19,013	16,260	6,593
Calvert NASDAQ 100	96,069	82,865	65,210	36,572
Calvert EAFE International	29,908	15,950	6,362	13,388
Calvert Investment Grade Bond	320,017	48,383	58,892	26,673
Calvert S&P 500	111,195	85,641	106,483	48,963
Calvert S&P Mid Cap 400	27,353	49,624	41,765	44,491
Calvert Russell 2000 Small Cap	36,031	31,192	35,765	29,609
Fidelity Contrafund	124,444	124,220	135,118	99,015
Fidelity Equity Income	31,136	42,473	33,765	21,950
Fidelity Growth	92,002	76,714	71,563	41,717
Fidelity Growth & Income	70,375	68,737	101,849	61,855
Fidelity Overseas	9,498	32,425	14,382	23,669
Fidelity Money Market	54,534,683	52,513,141	49,110,205	48,317,201
Franklin Income	418,341	504,342	652,966	303,784
Franklin Mutual Global Discovery	58,067	107,730	95,650	51,302
Franklin Rising Dividends	214,640	266,433	280,369	114,838
Franklin Strategic Income	280,849	234,964	346,406	157,526
Franklin Global Bond	197,385	176,237	271,206	111,910
PIMCO Low Duration	131,826	66,571	36,019	45,723
PIMCO Real Return	251,228	136,757	180,389	93,066

38

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at the end of each year in the five-year period ended December 31, 2020, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, as follows:

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

American Asset Allocation
2020	1,843,715	$15.56	$28,683,701	1.89%	1.25%	11.06%
2019	1,201,314	14.01	16,828,825	2.28	1.25	19.73
2018	806,889	11.70	9,441,124	1.80	1.25	(5.80)
2017	628,808	12.42	7,810,156	1.74	1.25	14.79
2016	406,638	10.82	4,399,889	1.94	1.25	8.05

American Growth
2020	1,244,265	27.62	34,372,162	0.31	1.25	50.19
2019	1,050,649	18.39	19,324,914	0.82	1.25	29.15
2018	814,817	14.24	11,604,540	0.46	1.25	(1.49)
2017	670,673	14.46	9,696,464	0.55	1.25	26.70
2016	492,085	11.41	5,615,090	0.86	1.25	8.12

American Global Growth & Income
2020	313,613	15.96	5,005,341	1.28	1.25	7.38
2019	333,672	14.86	4,959,609	2.02	1.25	29.51
2018	303,249	11.48	3,480,266	1.82	1.25	(10.76)
2017	224,076	12.86	2,881,651	2.37	1.25	24.50
2016	174,231	10.33	1,799,649	2.22	1.25	6.02

American Growth & Income
2020	1,260,632	18.07	22,778,067	1.42	1.25	12.13
2019	1,126,705	16.11	18,155,664	1.85	1.25	24.57
2018	860,206	12.94	11,127,336	1.59	1.25	(3.01)
2017	609,797	13.34	8,133,241	1.58	1.25	20.87
2016	419,609	11.03	4,630,383	1.83	1.25	10.09

39

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6.	Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

American Global Growth
2020	426,544	$21.07	$8,985,890	0.36%	1.25%	28.84%
2019	383,335	16.35	6,267,903	1.24	1.25	33.60
2018	309,829	12.24	3,792,019	0.71	1.25	(10.18)
2017	234,659	13.63	3,197,496	0.79	1.25	29.84
2016	154,185	10.49	1,618,051	0.98	1.25	(0.67)

American International Growth & Income
2020	141,564	12.83	1,816,270	1.62	1.25	4.69
2019	115,578	12.26	1,416,500	2.48	1.25	21.24
2018	114,093	10.11	1,153,347	2.55	1.25	(12.34)
2017	76,210	11.53	878,810	2.64	1.25	23.48
2016	55,717	9.34	520,337	3.12	1.25	0.19

American Global Small Cap
2020	105,388	18.25	1,922,920	0.17	1.25	28.11
2019	106,251	14.24	1,513,314	0.17	1.25	29.88
2018	96,584	10.97	1,059,111	0.08	1.25	(11.67)
2017	84,768	12.41	1,052,304	0.43	1.25	24.33
2016	68,150	9.98	680,427	0.27	1.25	0.79

Calvert NASDAQ 100
2020	396,997	90.66	35,990,368	0.49	1.25	46.38
2019	383,793	61.93	23,768,857	0.54	1.25	37.05
2018	355,155	45.19	16,048,551	0.56	1.25	(1.71)
2017	340,964	45.97	15,675,460	0.51	1.25	30.71
2016	294,701	35.17	10,365,196	0.53	1.25	5.26

Calvert EAFE International
2020	103,212	22.99	2,373,253	3.20	1.25	6.43
2019	89,254	21.60	1,928,306	2.63	1.25	19.75
2018	96,280	18.04	1,736,974	3.17	1.25	(14.66)
2017	105,881	21.14	2,238,280	2.59	1.25	23.21
2016	105,292	17.16	1,806,455	2.79	1.25	(0.77)

40

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6.	Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Calvert Investment Grade Bond
2020	509,273	$15.80	$8,047,702	3.39%	1.25%	6.00%
2019	237,639	14.91	3,542,607	3.36	1.25	7.06
2018	205,420	13.92	2,860,291	3.11	1.25	(1.61)
2017	212,233	14.15	3,003,522	2.87	1.25	2.21
2016	204,489	13.85	2,831,277	3.29	1.25	1.35

Calvert S&P 500
2020	497,040	41.64	20,694,404	1.73	1.25	16.63
2019	471,486	35.70	16,831,389	1.88	1.25	29.52
2018	413,849	27.56	11,406,417	1.96	1.25	(5.92)
2017	403,509	29.30	11,821,693	1.52	1.25	19.96
2016	356,153	24.42	8,698,198	1.35	1.25	10.18

Calvert S&P MidCap 400
2020	294,089	45.83	13,478,719	1.24	1.25	11.91
2019	316,360	40.95	12,956,176	1.21	1.25	24.27
2018	319,086	32.96	10,515,876	1.15	1.25	(12.44)
2017	342,805	37.64	12,902,620	0.72	1.25	14.46
2016	336,140	32.88	11,053,594	0.46	1.25	18.76

Calvert Russell 2000 Small Cap
2020	180,518	40.55	7,320,262	1.11	1.25	18.15
2019	175,678	34.32	6,029,378	0.95	1.25	23.52
2018	169,522	27.79	4,710,237	1.09	1.25	(12.34)
2017	168,777	31.70	5,349,728	0.78	1.25	12.96
2016	165,844	28.06	4,653,860	0.58	1.25	19.41

Fidelity Contrafund
2020	851,833	53.36	45,453,954	0.15	1.25	28.81
2019	851,609	41.43	35,279,293	0.37	1.25	29.82
2018	815,506	31.91	26,024,189	0.61	1.25	(7.66)
2017	812,361	34.56	28,072,928	0.92	1.25	20.25
2016	768,222	28.74	22,076,187	0.75	1.25	6.58

41

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6.	Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Fidelity Equity Income
2020	296,613	$30.30	$8,987,457	1.73%	1.25%	5.22%
2019	307,950	28.80	8,868,203	1.97	1.25	25.74
2018	296,136	22.90	6,782,060	2.16	1.25	(9.54)
2017	313,095	25.32	7,927,062	1.65	1.25	11.41
2016	303,383	22.73	6,894,704	2.31	1.25	16.46

Fidelity Growth
2020	375,478	56.71	21,293,300	0.06	1.25	41.96
2019	360,190	39.95	14,388,775	0.16	1.25	32.52
2018	330,344	30.15	9,958,281	0.15	1.25	(1.52)
2017	317,058	30.61	9,705,398	0.12	1.25	33.33
2016	296,471	22.96	6,806,547	0.00	1.25	(0.53)

Fidelity Growth & Income
2020	466,932	32.20	15,037,146	2.05	1.25	6.39
2019	465,294	30.27	14,083,932	3.47	1.25	28.33
2018	425,300	23.59	10,031,613	0.24	1.25	(10.21)
2017	423,166	26.27	11,116,336	1.22	1.25	15.33
2016	388,584	22.78	8,851,357	1.69	1.25	14.51

Fidelity Overseas
2020	173,542	29.91	5,191,176	0.34	1.25	14.06
2019	196,469	26.23	5,152,738	1.63	1.25	26.09
2018	205,756	20.80	4,279,795	1.45	1.25	(15.95)
2017	216,227	24.75	5,350,990	1.33	1.25	28.49
2016	225,076	19.26	4,334,879	1.36	1.25	(6.30)

Fidelity Money Market
2020	5,272,540	1.00	5,285,595	0.21	1.25	(0.97)
2019	3,250,998	1.01	3,290,839	1.89	1.25	0.65
2018	2,457,993	1.01	2,472,038	1.51	1.25	0.28
2017	2,741,875	1.00	2,749,780	0.56	1.25	(0.67)
2016	3,762,618	1.01	3,798,946	0.11	1.25	(1.11)

42

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6.	Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)
Franklin Income
2020	2,238,768	$12.46	$27,891,538	5.97%	1.25%	(0.56)%
2019	2,324,770	12.53	29,126,284	5.20	1.25	14.62
2018	1,975,588	10.93	21,594,952	4.82	1.25	(5.50)
2017	1,769,755	11.57	20,470,778	4.07	1.25	8.31
2016	1,533,368	10.68	16,375,013	4.86	1.25	12.62

Franklin Mutual Global Discovery
2020	567,225	11.99	6,801,588	2.42	1.25	(5.65)
2019	616,888	12.71	7,840,327	1.68	1.25	22.82
2018	572,541	10.35	5,924,523	2.36	1.25	(12.33)
2017	584,719	11.80	6,901,262	1.77	1.25	7.25
2016	583,141	11.00	6,417,228	1.69	1.25	10.74

Franklin Rising Dividends
2020	1,249,126	19.10	23,859,994	1.27	1.25	14.53
2019	1,300,918	16.68	21,697,606	1.22	1.25	27.63
2018	1,135,387	13.07	14,837,625	1.28	1.25	(6.26)
2017	1,003,408	13.94	13,988,658	1.49	1.25	19.07
2016	894,055	11.71	10,468,329	1.29	1.25	14.61

Franklin Strategic Income
2020	1,224,053	11.07	13,554,877	5.00	1.25	2.14
2019	1,178,168	10.84	12,773,250	4.96	1.25	6.71
2018	989,288	10.16	10,050,845	2.80	1.25	(3.36)
2017	897,780	10.51	9,438,009	2.92	1.25	3.26
2016	718,466	10.18	7,314,269	3.23	1.25	6.59

Franklin Global Bond
2020	825,816	9.23	7,619,345	8.76	1.25	(6.46)
2019	804,667	9.86	7,937,057	6.76	1.25	0.75
2018	645,372	9.79	6,318,682	0.00	1.25	0.66
2017	595,424	9.73	5,791,176	0.00	1.25	0.66
2016	537,164	9.66	5,190,118	0.00	1.25	1.64

43

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6.	Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

PIMCO Low Duration
2020	198,516	$13.22	$2,623,764	1.15%	1.25%	1.71%
2019	133,261	12.99	1,731,727	2.78	1.25	2.73
2018	142,966	12.65	1,808,403	1.90	1.25	(0.91)
2017	166,105	12.77	2,120,396	1.33	1.25	0.09
2016	161,194	12.75	2,055,806	1.49	1.25	0.12

PIMCO Real Return
2020	770,470	17.07	13,148,110	1.43	1.25	10.32
2019	655,999	15.47	10,147,282	1.66	1.25	7.09
2018	568,675	14.44	8,214,145	2.46	1.25	(3.43)
2017	594,261	14.96	8,888,580	2.37	1.25	2.37
2016	633,022	14.61	9,249,195	2.28	1.25	3.88

(1)

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	When net investment income is less than $1, the amount is not reported in the statements of operations but is used in the calculation of the investment income ratio.

(3)

These ratios represent the annualized certificates expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.

44

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6.	Financial Highlights (continued)

(4)

These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

7.	Fair Value Measurements and Fair Value Hierarchy

U.S. generally accepted accounting principles define fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

•	Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

•

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets.

b)	Quoted prices for identical or similar assets or liabilities in non-active markets.

c)	Inputs other than quoted market prices that are observable.

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

45

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

7.	Fair Value Measurements and Fair Value Hierarchy (continued)

•

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

At December 31, 2020 and 2019, all investments in the Account included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, and therefore are considered Level 1.

8.	Subsequent Events

The Account is not aware of any transactions or events, which occurred after the date of the Statements of Assets and Liabilities and before the financial statements were issued which would require recognition or disclosure.

46

Part C

OTHER INFORMATION

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) Financial Statements

All required financial statements are included in Part B of this filing. We are providing audited financial statements for both the Account and the Depositor for the period ending December 31, 2020.

(a)(2) Financial Statement Schedules

Report of Independent Registered Public Accounting Firm on Schedules

Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2020

Schedule III - Supplementary Insurance Information as of December 31, 2020, 2019, and 2018, and for each of the years then ended

Schedule IV - Reinsurance as of December 31, 2020, 2019, and 2018, and for each of the years then ended

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b) Exhibits

(1)	Certified resolution of the Board of Directors of Woodmen the World Life Insurance Society (“WoodmenLife”) Establishing WoodmenLife Variable Annuity Account (the “Account”)	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(2)	Not Applicable.

(3)	Draft of Distribution Agreement between WoodmenLife and Woodmen Financial Services, Inc.	Incorporated herein by reference from the Initial filing of this Registration Statement (No.333-1012331) as filed with the Securities And Exchange Commission on November 15, 2002

(4)(a)	Form of Variable Annuity Certificate	Incorporated herein by reference from Exhibit (4)(a) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002

(4)(b)	Form of IRA endorsement	Incorporated herein by reference from Exhibit (4) (b) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

(4)(c)	Form of Roth IRA endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(4)(d)	Form of SIMPLE IRA Endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(4)(e)	Form of 403(b) TSA Endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(5)(a)	Certificate Application	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(b)	Form of IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(c)	Form of Roth IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(d)	Form of SIMPLE IRA disclosure statement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

(6)	Woodmen of the World Life Insurance Society Society Articles of Incorporation and Constitution and Laws	Filed herewith.

(7)	Not Applicable.

(8)(a)	Draft of Participation Agreement (Summit (n/k/a Calvert))	Incorporated herein by reference from Exhibit (8)(a)to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

(8)(b)	Draft of Participation Agreement (Fidelity)	Incorporated herein by reference from the filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on May 16, 2003.

(8)(c)	Draft of Administrative Services Agreement (Summit (n/k/a Calvert)) reference from	Incorporated herein by reference from Exhibit (8)(c) To Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

(8)(d)	Draft of Services Agreement (Fidelity)	Incorporated herein by reference from the filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on May 16, 2003.

(8)(e)	Draft of Participation Agreement (PIMCO)	Incorporated herein by reference from Exhibit (8)(e) to Post-Effective Amendment No. 1 To Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(8)(f)	Draft of Services Agreement (PIMCO)	Incorporated herein by reference from Exhibit (8)(f) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(8)(g)	Draft of Participation Agreement (Franklin Templeton)	Incorporated herein by reference from Exhibit 8(g) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 18, 2013.

(8)(h)	Draft of Shareholder Information Agreement (Franklin Templeton)	Incorporated herein by reference from Exhibit 8(h) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 18, 2013.

(8)(i)	Fund Participation and Service Agreement (American Funds)	Incorporated herein by reference from Exhibit 8(i) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(8)(j)	Business Agreement (American Funds)	Incorporated herein by reference from Exhibit 8(j) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(8)(k)	22c-2 Agreement (American Funds)	Incorporated herein by Reference from Exhibit 8(k) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(8)(m)	Fund Participation Agreement (Eaton Vance)	Incorporated herein by reference from Exhibit (8)(m) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 26, 2017.

(9)	Opinion and Consent of Lynn Espeland	Incorporated herein by reference from Exhibit (9) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2009.

(10)	Consent of Ernst & Young, LLP	Filed herewith

(11)	Not Applicable.

(12)	Not Applicable.

(99.1)	Powers of Attorney from Daniel W. Rice III, Dr. James W. Bosler III, Dr. James W. Shaver, Michael C. Shealy, Wesley A. Dodd Jr., Daryl J. Doise, Danny E. Cummins, Dwayne H. Tucker Robert T. Maher Patrick L. Dees, Denise M. McCauley, Jon R. Aerni, and Annette M. Devine

Incorporated herein by reference from Exhibit 99.1 to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April

27, 2020.

(99.2)	Power of Attorney from Cathryn B. Mobley	Filed herewith

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*	Positions and Offices With Depositor

Patrick L. Dees	President & CEO & Chairman of the Board

Denise M. McCauley	Executive Vice President, Chief Operating Officer, Director
Jon R. Aerni	Executive Vice President, Chief Financial Officer, Director
S. Kyle McMahan	Executive Vice President, Chief Marketing Officer
Pasquale E. Frappampina	Senior Vice President, National Sales Manager
Lynn E. Espeland	Senior Vice President, General Counsel
Randall P. Rotschafer	Vice President, Chief Risk Officer
Raymond G. Smolinksi	Vice President, Business Technology
Annette M. Devine	Vice President, Accounting Services
Karla J. Gochenour	Vice President, Human Resources
C. Shawn Bengston	Vice President, Investment
Lee A. Janecek	Vice President, Certificate Administration & Chief Underwriter
Lori Howard	Vice President, Marketing
Blake D. Warneke	Vice President, Actuary & Chief Actuary
Paula S. Mau	Vice President, Chief Security Official
Charles R. Driffill	Vice President, Sales
Jeremy S. Carroll	Vice President, Sales
Daniel R. Molony	Vice President, Fraternal
Pam A. Mortenson	Vice President, Strategic Initiatives
John A. Sharp	Vice President, Deputy General Counsel
Dr. James W. Bosler III	Director
Daniel W. Rice III	Director
Dr. James W. Shaver	Director
Michael C. Shealy	Director
Wesley A. Dodd Jr.	Director
Daryl J. Doise	Director
Danny E. Cummins	Director
Dwayne H. Tucker	Director
Robert T. Maher	Director
Cathryn B. Mobley	Director

* The principal business address of each person is Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of Woodmen of the World Life Insurance Society, the Depositor, established by the Board of Directors of the Depositor in 2001 pursuant to the laws of the State of Nebraska. The Depositor is a fraternal benefit society organized under the laws of the State of Nebraska and is owned by and operated for its members. It has no shareholders and is not subject to the control of any affiliated persons. Depositor controls its wholly-owned direct subsidiary, WFS Holdings, Inc., a Nebraska corporation which is a holding company with no independent operations. WFS Holdings, Inc. controls its wholly-owned subsidiary, Woodmen Financial Services, Inc., a Nebraska corporation that is a broker-dealer and principal underwriter hereunder. WFS Holdings also controls one other wholly owned subsidiary, Woodmen Insurance Agency, Inc. All are located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 27.	NUMBER OF CERTIFICATE HOLDERS

As of March 31, 2021, there were 5,959 Qualified Certificates outstanding and 2,699 Nonqualified Certificates outstanding.

ITEM 28.	INDEMNIFICATION

Article 3 section 4 of the Constitution and Laws of Woodmen of the World Life Insurance Society contains provisions governing the indemnification of officers and employees of the depositor it provides:

“Sec. 4. Indemnification of Officers and Employees. Every officer or employee and every former officer or employee of WoodmenLife shall be indemnified against losses or judgments assessed against him/her by a court of competent jurisdiction and for expenses actually and reasonably incurred by him/her in connection with the defense of any action, suit or proceeding, civil in nature, in which he/she is made a party by reason of serving WoodmenLife, except in relation to matters as to which he/she shall be adjudged in such action, suit or proceeding to be guilty of fraud, gross negligence or malfeasance in the performance of duty.”

Under the Nebraska Business Corporation Act, a Nebraska corporation, such as Woodmen Financial Services, Inc., is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorneys’ fees, incurred in connection with such proceeding. Under the Nebraska Business Corporation Act, a Nebraska corporation, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.	PRINCIPAL UNDERWRITER

(a) Woodmen Financial Services, Inc. is the Registrant’s principal underwriter and is not the principal underwriter, depositor, sponsor or investment adviser of any investment company, other than the Registrant.

(b) Director, Officers and Managers of Woodmen Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH THE UNDERWRITER

Timothy K. Buderus	CEO, President, Director
Pasquale E. Frappampina	Director
Lynn L. Espeland	Director & Secretary
Nicholas C. Olari	Director
S. Kyle McMahan	Director
Jeremy S. Carroll	Director
Lindsey Eblen	Treasurer and Financial and Operations Principal
Adam Rosauer	Chief Compliance Officer and Manager of Operations
Annette M. Devine	AML Officer

* The principal business address of all of the persons listed above is Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

(c) The following information shows all commissions and other compensation received by the sole underwriter, Woodmen Financial Services, Inc., directly or indirectly, from the Registrant from inception to the Registrant’s last fiscal year, for providing underwriting services.

	Brokerage Commissions (Gross)	Compensation to the underwriter (net)
2020	$2,719,950.26	$2,581,326.16

ITEM 30.	LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the depositor at its home office located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 31.	MANAGEMENT SERVICES

Not Applicable

ITEM 32.	UNDERTAKINGS AND REPRESENTATIONS

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as payments for the purchase of the Certificates offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Depositor for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Depositor at the address or phone number listed in the prospectus.

(d) Woodmen of the World Life Insurance Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that WoodmenLife will comply with paragraphs numbered (1) through (4) of that letter.

(e) Woodmen of the World Life Insurance Society represents that in connection with its offering of the Certificates as funding vehicles for certain retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated August 30, 2012, to ING Life Insurance and Annuity Company regarding Sections 22(e) and 27(i)(2)(a) of the Investment Company Act of 1940, and that WoodmenLife will comply with the requirements set forth in the no-action letter for entities relying on that no-action position.

(f) Woodmen of the World Life Insurance Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Woodmen of the World Life Insurance Society.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of

1940, the Registrant, WoodmenLife Variable Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the City of Omaha, State of Nebraska, on this 26th day of April, 2021.

WoodmenLife Variable Annuity Account (Registrant) By: Woodmen of the World Life Insurance Society (Depositor, on behalf of itself and Registrant)

By:*
Patrick L. Dees President & CEO & Chairman of the Board

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title	Date

*
Daryl J. Doise	Director	April 26, 2021

*
Daniel W. Rice III	Director	April 26, 2021

*
Dr. James W. Bosler III	Director	April 26, 2021

*
Dr. James W. Shaver	Director	April 26, 2021

*
Michael C. Shealy	Director	April 26, 2021

*
Wesley A. Dodd Jr.	Director	April 26, 2021

*
Danny E. Cummins	Director	April 26, 2021

*
Dwayne H. Tucker	Director	April 26, 2021

*
Robert T. Maher	Director	April 26, 2021

*
Cathryn B. Mobley	Director	April 26, 2021

*
Patrick L. Dees	Director, President & CEO & Chairman of the Board	April 26, 2021

*
Denise M. McCauley	Director, Executive Vice President, Chief Operating Officer	April 26, 2020

/s/ Jon R. Aerni
Jon R. Aerni	Director, Executive Vice President, Chief Financial Officer	April 26, 2020

*
Annette M. Devine	Vice President, Accounting Services	April 26, 2020

*By:	/s/ Jon R. Aerni
Jon R. Aerni
Pursuant to Powers of Attorney

EXHIBIT INDEX

No.	Exhibit

(6)	Woodmen of the World Life Insurance Society Articles of Incorporation and Constitution and Laws

(10)	Consent of Ernst & Young, LLP

(99.2)	Power of Attorney from Cathryn B. Mobley